PROSPECTUS


DECEMBER 20, 1996


                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
                                  COMMON STOCK

                            ------------------------

    Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is a continuously offered, non-diversified, closed-end fund. The Fund seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans ("Corporate Loans") primarily in the form of participation interests in Corporate Loans made by banks and other financial institutions. It is anticipated that the Corporate Loans will pay interest at rates which float or reset at a margin above a generally-recognized base lending rate such as the prime rate ("Prime Rate") of a designated U.S. bank, the Certificate of Deposit ("CD") rate or the London InterBank Offered Rate ("LIBOR"). There can be no assurance that the investment objective of the Fund will be realized.


    Shares of Common Stock of the Fund are offered on a best efforts basis at a price equal to the next determined net asset value per share without a front-end sales charge. As of the date of this Prospectus, net asset value per share is $9.97. Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 (609) 282-2800, or from securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases directly through the Fund's transfer agent are not subject to the processing fee. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that different minimums may be applicable to certain retirement accounts and other retirement plans. See "Purchase of Shares".


    No market presently exists for the Fund's Common Stock and it is not currently expected that a secondary market will develop. Since the Fund's Common Stock may not be considered readily marketable, the Board of Directors of the Fund presently intends to consider the making of tender offers on a quarterly basis to purchase all or a portion of the Common Stock of the Fund from shareholders at the net asset value per share. See "Tender Offers". Shares of Common Stock which have been held for less than three years and which are purchased by the Fund pursuant to tender offers will be subject to an "Early Withdrawal Charge" which will not exceed 3.0% of the original purchase amount for such Common Stock, and which will be paid to the Fund's distributor. See "Early Withdrawal Charge".

    Merrill Lynch Asset Management, L.P. (the "Investment Adviser"), an affiliate of Merrill Lynch, acts as investment adviser and administrator for the Fund. The address of the Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800. Investors are advised to read this Prospectus carefully and retain it for future reference.

                            ------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
        OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
             OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                 TO THE CONTRARY IS A CRIMINAL OFFENSE.


---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                PRICE TO           UNDERWRITING          PROCEEDS TO
                                                PUBLIC(1)           DISCOUNT(2)            FUND(3)

---------------------------------------------------------------------------------------------------------
Per Share.................................         $9.97               None                 $9.97
---------------------------------------------------------------------------------------------------------
Total(3)..................................    $1,978,780,366           None            $1,978,780,366
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------



(1) The Common Stock is offered on a best efforts basis at a price equal to net asset value, which, from November 3, 1989 (commencement of operations) to the date of this Prospectus, has ranged from $9.95 to $10.02 per share.


(2) Because Merrill Lynch Funds Distributor, Inc. will pay all offering expenses (other than registration fees) and sales commissions to selected dealers (primarily Merrill Lynch) from its own assets, all of the proceeds of the offering will be available to the Fund for investment in portfolio securities. See "Purchase of Shares".


(3) These amounts (a) do not take into account prepaid registration fees, in the amount of approximately $642,000, which are being charged to income as the related shares are issued, and (b) assume all shares currently registered are sold pursuant to a continuous offering.


                            ----------------------------
                 MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

THE FUND Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is a continuously offered, non-diversified, closed-end fund. See "The Fund".

THE OFFERING            Shares of Common Stock of the Fund may be offered by
                        Merrill Lynch Funds Distributor, Inc. (the
                        "Distributor") and other securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner &
                        Smith Incorporated ("Merrill Lynch").

                        The Fund will offer its Common Stock at a price equal to the next determined net asset value per share without a front-end sales charge. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except with respect to retirement plans, the minimum initial purchase is $250 and minimum subsequent purchase is $1. For plans established under Sections 401(k) and 403(b) of the Internal Revenue Code of 1986 which are maintained through Merrill Lynch, there are no minimum initial or subsequent purchase requirements. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time. See "Purchase of Shares".

                        The Fund presently intends to offer only shares of Common Stock. Although the Fund has no present intention to do so, it may in the future offer shares of preferred stock, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT OBJECTIVE
  AND POLICIES          The investment objective of the Fund is to provide
                        shareholders with as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized loans ("Corporate
                        Loans") made to U.S. or non-U.S. corporations
                        ("Borrowers") that meet credit standards established by the Investment Adviser.

                        The Fund invests primarily in Corporate Loans that have interest rates which float at a margin above a generally-recognized base lending rate such as the Prime Rate of a designated U.S. bank, or in variable rate Corporate Loans which provide for the adjustment of interest rates to the base rate on set dates, typically 30 days but not to exceed one year, such as the Certificate of Deposit ("CD") rate or the London InterBank Offered Rate ("LIBOR"). Under normal market conditions, at least 65% of the total assets of the Fund will be invested in floating or variable rate Corporate Loans made to corporations.

                        Except during interim periods pending investment of the net proceeds of the public offering of the Fund's securities and during temporary defensive periods when, in the opinion of the Investment Adviser, suitable Corporate Loans are not available for investment by the Fund or prevailing market or economic conditions warrant, the Fund will invest at least 80% of its total assets in interests in Corporate Loans, and the remainder of its total assets in senior loans made on an unsecured basis to Borrowers that meet the credit standards established by the Investment Adviser ("Unsecured Corporate Loans"), in cash or in secured or unsecured short-term debt obligations rated within the four highest rating categories assigned by a nationally recognized rating service, or determined to be of comparable quality by the Investment Adviser. Obligations rated in the fourth highest rating category may include obligations considered to have certain speculative characteristics. The Fund has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans in which it will invest will have stated maturities ranging from three to ten years. As a result of prepayments, however, the average life of the Corporate Loans is expected to be in the two to three year range.

                        The net asset value of the shares of Common Stock of an investment company which invests primarily in fixed-income securities changes as the general level of interest rates fluctuates. The Investment Adviser expects the Fund's net asset value to be relatively stable during normal market conditions because the Fund's portfolio will consist primarily of floating and variable rate Corporate Loans and to a lesser extent short-term instruments. For this reason, the Investment Adviser expects the value of the Fund's portfolio to fluctuate significantly less as a result of interest rate changes than would a portfolio of fixed-rate obligations. However, because the Fund's policy is to invest primarily in floating and variable rate obligations and variable interest rates only reset periodically, the Fund's net asset value may fluctuate from time to time in the event of an imperfect correlation between the interest rates on variable rate loans in the Fund's portfolio and prevailing interest rates. Also, defaults on Corporate Loans could cause a decline in the Fund's net asset value.

                        The Fund will invest in a Corporate Loan only if, in the Investment Adviser's judgment, the Borrower can meet debt service on such Corporate Loan. The Investment Adviser will perform its own credit analysis of the

                        Borrower. Since the minimum debt rating of a Borrower may not have a meaningful relation to the quality of such Borrower's senior collateralized debt, the Fund does not impose any minimum standard regarding the rating of other debt instruments of the Borrower. The Fund will only invest in Unsecured Corporate Loans made to Borrowers that meet the credit standards established by the Investment Adviser for Corporate Loans.


                        The Corporate Loans in which the Fund invests primarily consist of direct obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. A significant portion of such Corporate Loans are highly leveraged loans such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. As noted above, the Fund may invest in Corporate Loans which are made to non-U.S. Borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars, and any such Borrower meets the credit standards established by the Investment Adviser for U.S. Borrowers. The Fund similarly may invest in loans to U.S. Borrowers with significant non-dollar-denominated revenues provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars. In all cases where the Corporate Loans are not denominated in U.S. dollars, the Corporate Loan facility will provide for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swap arrangements. See "Investment Objective and Policies". Loans to such non-U.S. Borrowers or U.S. Borrowers may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans.



                        Corporate Loans are generally issued in the form of senior syndicated loans although from time to time, the Fund may invest in privately placed notes with credit and pricing terms which are, in the opinion of the Investment Adviser, consistent with investments in senior collateralized loan obligations. Typically, the Corporate Loans are structured by two or more lenders ("Co-Lenders"), one or more of which administers the Loan on behalf of all the Co-Lenders (the "Agent Bank"). Co-Lenders may sell Corporate Loans to third parties called "Participants". The Fund may invest in a Corporate Loan either by participating as a Co-Lender at the time the loan is originated or by buying an interest from a Co-Lender or a Participant

                        (collectively, "Participation Interests"). All institutions interposed between the Fund and a Borrower must meet minimum creditworthiness standards as discussed herein. See "Investment Objective and Policies". For these purposes, when the Fund invests in a Corporate Loan as a Co-Lender it may be deemed to be making a loan to the Borrower.

                        In addition to fluctuations in net asset value caused by variations in prevailing interest rates, net asset value also may be affected by changes in the creditworthiness of Borrowers, Co-Lenders or Participants interposed between the Fund and the Borrowers. In the event such institutions were to default on their obligations, the Fund might experience a reduction of both income and the value of its assets.

                        The Fund may seek to hedge against interest rate risk by engaging in certain interest rate hedging transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. If the other party to an interest rate hedging transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

LEVERAGE The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for the purpose of financing additional investments or to satisfy tender offers. Although it has no present intention to do so, the Fund also may issue one or more series of preferred shares. The Fund will borrow to finance additional investments or issue a class of preferred shares only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service and dividend obligations, associated therewith. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's common shareholders will be adversely affected.

                        Leverage creates certain risks for holders of Common Stock, including the risk that higher volatility of both the net asset value and market value of the Common Stock, and that fluctuations in the dividend rates on the preferred shares will affect the yield to holders of Common Stock. Additionally, changes in certain factors could cause the relationship between the rates paid by the Fund as dividends on the preferred shares and the rates received by the Fund on its investment portfolio to change so that rates on the preferred shares may substantially increase relative to rates on the obligations in which the Fund may be invested. Under such conditions, the benefit of leverage to holders of Common Stock would be reduced and the Fund's leveraged capital structure could result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged.

                        Any issuance of preferred shares or any bank borrowings by the Fund are subject to and will comply with the requirements of the 1940 Act. Pursuant to the 1940 Act, among other things, the Fund may not issue preferred shares unless immediately after their issuance the Fund is able to maintain asset coverage of at least 200%. In the case of bank borrowings, asset coverage of at least 300% must be maintained.


INVESTMENT ADVISER AND
  ADMINISTRATOR         Merrill Lynch Asset Management, L.P. (the "Investment
                        Adviser") is the Fund's investment adviser and is responsible for the management of the Fund's investment portfolio and for providing administrative services to the Fund. For its advisory services, the Fund pays the Investment Adviser a monthly fee at the annual rate of
                        0.95 of 1% of the Fund's average daily net assets. For administrative services, the Fund pays the Investment
                        Adviser a monthly fee at the annual rate of 0.25 of 1% of the Fund's average daily net assets. While the aggregate of the advisory and administrative fees is higher than that paid by most other investment companies, it is similar to that paid by other closed-end funds investing primarily in Corporate Loans or Participation Interests in Corporate Loans. The
                        Investment Adviser is owned and controlled by Merrill
                        Lynch & Co., Inc. As of November 30, 1996, the
                        Investment Adviser or its affiliate, Fund Asset
                        Management, L.P., had a total of approximately $223.7 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser. See "Investment
                        Advisory and Administrative Arrangements".


DISTRIBUTIONS           The Fund intends to continue to declare dividends daily
                        and to pay dividends monthly and to distribute substantially all of its net investment income to holders of Common Stock. Net capital gains, if any, will be distributed at least annually to holders of Common
                        Stock. See "Dividends and Distributions".

TENDER OFFERS           No market presently exists for the Fund's Common Stock
                        and it is not currently anticipated that a secondary market will develop. In view of this, the Board of Directors of the Fund intends to continue to consider the making of tender offers on a quarterly basis to purchase Common Stock of the Fund from shareholders at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates. The Board of Directors is under no obligation to authorize the making of a tender offer and no assurance can be given that in any particular quarter a tender offer will be made. If a tender offer is not made, shareholders may be unable to sell their shares.
                        Shares of Common Stock which have been held for less than three years and which are purchased by the Fund pursuant to tender offers will be subject to an early withdrawal charge. See "Early Withdrawal Charge". In addition, Merrill Lynch charges its customers a processing fee (presently $4.85) to confirm a repurchase of shares from such customers pursuant to a Tender
                        Offer. Tenders made directly through the Fund's Transfer
                        Agent are not subject to the processing fee.

SPECIAL CONSIDERATIONS
  AND RISK FACTORS      The Fund expects that there will be no secondary market
                        for its Common Stock. Moreover, Merrill Lynch and other selected dealers are prohibited under applicable law from making a market in the Fund's Common Stock while the Fund is making either a public offering of or a tender offer to purchase its Common Stock. To the extent a secondary market does develop, however, investors should be aware that the shares of closed-end funds frequently trade in the secondary market at a discount.
                        Should there be a secondary market for the Fund's shares of Common Stock, the market price of the shares may vary from net asset value from time to time.

                        Because of the lack of a secondary market and the early withdrawal charge, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

                        The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its assets in the obligations of any single issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified fund to any single economic, political or regulatory occurrence.

                        The Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions, including, among other things, changes in governmental regulation, interest rate levels and general economic conditions. See "Investment Objectives and Policies--Description of Participation Interests" and "Investment Restrictions".

                        The debt instruments in which the Fund may invest may be subject to the risk of nonpayment of scheduled interest or principal payments. In such event, the Fund may experience a decline in the value of the related debt instruments, including Corporate Loans, and, therefore, a decline in the net asset value of the Fund's shares of Common Stock. There is no assurance that the liquidation of collateral underlying Corporate Loans will satisfy the related Borrowers' obligations in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily resold.

                        Corporate Loans made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans in which the Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law.


                        The following table sets forth the average monthly dollar-weighted market value by Moody's Investors Service, Inc. ("Moody's") rating category of the Corporate Loans held by the Fund during the fiscal year ended August 31, 1996:


                             RATED OBLIGATIONS....................................   66.2%
                             BA: 51.5%; B: 14.7%.
                             UNRATED OBLIGATIONS..................................   33.8%


                        When the Fund is acting in the capacity of a Participant with respect to a Corporate Loan, the financial status of the Agent Bank and Co-Lenders and Participants interposed between the Fund and a Borrower may affect the ability of the Fund to receive payments of interest and principal. For this reason, the Fund will invest in Corporate Loans only if, at the time of investment, the outstanding debt obligations of the Agent Bank and any such Co-Lenders and Participants interposed between the Fund and a Borrower are investment grade; i.e., rated BBB or A-3 or higher by Standard & Poor's Ratings Services or Baa or P-3 or higher by Moody's, or determined to be of comparable quality in the judgment of the Investment Adviser.

                        Generally, changes in interest rates may affect the market value of the Fund's investments resulting in changes in the net asset value of the shares of Common Stock of the Fund. It is expected, however, that a portfolio consisting primarily of floating and variable rate Corporate Loans, Unsecured Corporate Loans and short-term instruments will experience less significant fluctuations in value as a result of interest rate changes than would a portfolio of fixed rate obligations. In addition, if a Borrower experiences unanticipated excess cash flow, principal may be prepaid.

                        Certain of the Corporate Loans in which the Fund invests may be considered to be illiquid, which may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. To the extent that such investments are illiquid, the Fund may have difficulty disposing of portfolio securities in order to purchase shares of its Common Stock pursuant to tender offers, if any. The Board of Directors of the Fund will consider the liquidity of the Fund's portfolio securities in determining whether a tender offer should be made by the Fund. See "Net Asset Value" for information with respect to valuation of Corporate Loans.

                        The success of the Fund depends, to a great degree, on the skill with which the Agent Banks administer the terms of the Corporate Loan agreements, monitor Borrower compliance with covenants, collect principal, interest and fee payments from Borrowers and, where necessary, enforce creditor remedies against Borrowers. Typically, the Agent Bank will have broad discretion in enforcing a Corporate Loan agreement.

                        The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving holders of Common Stock an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock--Certain Provisions of the Articles of Incorporation".

                                   FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load (as a percentage of offering price)............  None
     Dividend Reinvestment and Cash Purchase Plan Fees.................  None
     Early Withdrawal Charge (as a percentage of the lesser of the original purchase price or net asset value at the time of
      repurchase)(a)...................................................  3.0% during the first year,
                                                                         decreasing 1.0%
                                                                         annually
                                                                         thereafter to 0.0%
                                                                         after the third
                                                                         year
ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)
     Management Fees(b)................................................  0.95%
     Other Expenses(c).................................................  0.39
                                                                         ----
Total Annual Expenses..................................................  1.34%
                                                                         ----
                                                                         ----


---------------

(a) See "Early Withdrawal Charge"--page 29.

(b) See "Investment Advisory and Administrative Arrangements"--page 33.


(c) Includes administrative fees, which are payable to the Investment Adviser by the Fund at the rate of 0.25% of net assets attributable to common shares. See "Investment Advisory and Administrative Arrangements"--page 33.


                                                           1      3      5      10
EXAMPLE                                                   YEAR   YEARS  YEARS  YEARS
                                                          ---    ---    ---    ----
An investor would pay the following expenses on a
  $1,000 investment assuming (1) total annual expenses
  of 1.34%, (2) a 5% annual return throughout the
  periods and (3) tender at the end of the period......   $44*   $52*   $73    $161
An investor would pay the following expenses on a
  $1,000 investment assuming no tender at the end of
  the period...........................................   $14    $42    $73    $161

---------------

* Reflects the Early Withdrawal Charge.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's current fiscal year. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and repurchases directly through the Transfer Agent are not subject to the processing fee.

                              FINANCIAL HIGHLIGHTS

     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended August 31, 1996 and the independent auditors' report thereon are set forth herein under "Financial Statements".

     The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.

                                                                                          FOR THE
                                                                                          PERIOD
                                                      FOR THE YEAR ENDED                NOVEMBER 3,
                                                          AUGUST 31,                     1989+ TO
                                        ----------------------------------------------  AUGUST 31,
INCREASE (DECREASE) IN NET ASSET VALUE:  1996    1995    1994    1993    1992    1991      1990
                                        ------  ------  ------  ------  ------  ------  -----------
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of
      period........................... $10.02  $10.02  $10.02  $ 9.99  $ 9.99  $10.00    $ 10.00
                                        ------  ------  ------  ------  ------  ------  -----------
    Investment income--net.............    .66     .75     .59     .53     .64     .85        .76
    Realized and unrealized gain (loss)
      on investments--net..............   (.03)     --++     --++    .03     --++   (.01)        --++
                                        ------  ------  ------  ------  ------  ------  -----------
    Total from investment operations...    .63     .75     .59     .56     .64     .84        .76
                                        ------  ------  ------  ------  ------  ------  -----------
    Less dividends from investment
      income--net......................   (.66)   (.75)   (.59)   (.53)   (.64)   (.85)      (.76)
                                        ------  ------  ------  ------  ------  ------  -----------
    Net asset value, end of period..... $ 9.99  $10.02  $10.02  $10.02  $ 9.99  $ 9.99    $ 10.00
                                        ======  ======  ======  ======  ======  ======  ===========
TOTAL INVESTMENT RETURN:**
    Based on net asset value per
      share............................   6.53%   7.68%   5.94%   5.74%   6.58%   8.79%      7.63%#
                                        ======  ======  ======  ======  ======  ======  ===========
RATIOS TO AVERAGE NET ASSETS:
    Expenses, net of reimbursement.....   1.34%   1.34%   1.43%   1.47%   1.39%   1.27%       .79%*
                                        ======  ======  ======  ======  ======  ======  ===========
    Expenses...........................   1.34%   1.34%   1.43%   1.47%   1.41%   1.33%      1.35%*
                                        ======  ======  ======  ======  ======  ======  ===========
    Investment income--net.............   6.54%   7.45%   5.75%   5.27%   6.58%   8.44%      9.06%*
                                        ======  ======  ======  ======  ======  ======  ===========
SUPPLEMENTAL DATA:
    Net assets, end of period
      (in millions).................... $2,946  $2,163  $  934  $  713  $  834  $1,705    $ 1,728
                                        ======  ======  ======  ======  ======  ======  ===========
    Portfolio turnover.................  80.20%  55.23%  61.31%  90.36%  46.48%  58.22%     29.61%
                                        ======  ======  ======  ======  ======  ======  ===========

---------------

 * Annualized.

** Total investment returns exclude the effects of the Early Withdrawal Charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

 + Commencement of operations.

++ Amount is less than $.01 per share.

 # Aggregate total investment return.

                                    THE FUND

     Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is a continuously offered, non-diversified, closed-end management investment company. The Fund was incorporated under the name "Merrill Lynch Prime Fund, Inc." under the laws of the State of Maryland on July 27, 1989 and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its telephone number is (609) 282-2800.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans ("Corporate Loans") primarily in the form of Participation Interests, as defined below, in Corporate Loans made by banks or other financial institutions. It is anticipated that the Corporate Loans will pay interest at rates which float at a margin above a generally recognized base lending rate such as the prime rate of a designated U.S. bank, or which adjust periodically at a margin above the Certificate of Deposit ("CD") rate or the London InterBank Offered Rate ("LIBOR"). This is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding shares of the Fund. There can be no assurance that the investment objective of the Fund will be realized.


     Under normal market conditions the Fund will invest at least 80% of its total assets in interests in Corporate Loans that primarily are made to corporations (each a "Borrower") and have floating or variable interest rates. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in floating or variable rate loans made to corporations. The Fund may invest up to 20% of its total assets in cash or in short-term debt obligations including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), bank money instruments (such as certificates of deposit and bankers' acceptances), corporate and commercial obligations (such as commercial paper and medium-term notes) and repurchase agreements. Such short-term debt obligations, which need not be secured, will all be investment grade (rated Baa, P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or BBB, A-3 or higher by Standard & Poor's Ratings Services ("S&P") or, if unrated, determined to be of comparable quality in the judgment of the Investment Adviser). Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions and, in the case of securities rated BBB or Baa (or comparable unrated securities), have speculative characteristics. Such securities or cash will not exceed 20% of the Fund's total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods when, in the opinion of the Investment Adviser, suitable Corporate Loans are not available for investment by the Fund or prevailing market or economic conditions warrant. The Fund also may invest up to 20% of its total assets in senior loans made on an unsecured basis to Borrowers that meet the credit standards established by the Investment Adviser ("Unsecured Corporate Loans"). The Fund will only invest in Unsecured Corporate Loans made to Borrowers that meet the credit standards established by the Investment Adviser for Corporate Loans. Investments in Unsecured Corporate Loans will be made on the same basis as investments in Corporate Loans as described herein, except with respect to collateral requirements. To a limited extent, incidental to and in connection with its lending activities, the Fund also may acquire warrants and other equity securities.

     The Fund has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans in which it will invest will have stated maturities ranging from three to ten years. As a result of prepayments, however, it is expected that the average life of the Corporate Loans will be in the two to three year range. See "Description of Corporate Loans".

     Investment in shares of Common Stock of the Fund offers several benefits. The Fund offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Corporate Loans, a type of investment typically not available to individual investors. In managing such portfolio, the Investment Adviser provides the Fund and its shareholders with professional credit analysis and portfolio diversification. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments, if available to individual investors. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management and administrative fees and operational costs. See "Special Leverage Considerations".

     The net asset value of the shares of Common Stock of an investment company which invests primarily in fixed-income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely when interest rates rise, the value of a fixed-income portfolio can be expected to decline. The Investment Adviser expects the Fund's net asset value to be relatively stable during normal market conditions, because the Fund's portfolio will consist primarily of floating and variable rate Corporate Loans, of fixed rate Corporate Loans hedged by interest rate swap transactions and of short-term instruments. For these reasons, the Investment Adviser expects the value of the Fund's portfolio to fluctuate significantly less as a result of interest rate changes than would a portfolio of fixed-rate obligations. However, because variable interest rates only reset periodically, the Fund's net asset value may fluctuate from time to time in the event of an imperfect correlation between either the interest rates on variable rate loans in the Fund's portfolio or the variable interest rates on notional amounts in the Fund's interest rate swap transactions, and prevailing interest rates. Also, a default on a Corporate Loan in which the Fund has invested or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes". To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund which elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

DESCRIPTION OF CORPORATE LOANS


     The Corporate Loans in which the Fund invests primarily consist of direct obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. Corporate Loans may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the United States Bankruptcy Code, provided that such senior obligations meet the credit standards established by the Investment Adviser. A significant portion of such Corporate Loans are highly leveraged loans such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving credit facilities, which would require the Fund to make additional investments in the Corporate Loans as required under the terms of the credit facility. Such Corporate Loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a Borrower's receivables. Corporate Loans are generally issued in the form of senior syndicated loans, but the Fund may also invest from time to time in privately placed notes with credit and pricing terms which are, in the opinion of the Investment Adviser, consistent with investments in senior collateralized loan obligations. The Fund may invest without limitation in highly leveraged Corporate Loans that are rated below investment grade or are unrated. See "Prospectus Summary--Special Considerations and Risk Factors".


     The Fund may invest in Corporate Loans which are made to non-U.S. Borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such Borrower meets the credit standards established by the Investment Adviser for U.S. Borrowers. The Fund similarly may invest in Corporate Loans made to U.S. Borrowers with significant non-dollar denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In all cases where the Corporate Loans are not denominated in U.S. dollars, the Corporate Loan facility will provide for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swap arrangements. Loans to such non-U.S. Borrowers or U.S. Borrowers may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. Borrowers may differ from that available with respect to U.S. Borrowers, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers.

     The Corporate Loans in which the Fund invests will, in many instances, hold the most senior position in the capitalization structure of the Borrower, and, in any case, will, in the judgment of the Investment Adviser, be in the category of senior debt of the Borrower. Each Corporate Loan will be secured by collateral which the Investment Adviser believes to have a market value, at the time of the Fund's investment in the Corporate Loan, which equals or exceeds the principal amount of the Corporate Loan. The value of such collateral generally will be determined by an independent appraisal or by obtaining the market value of such collateral (e.g., cash or securities) if it is readily ascertainable. In the event of a default, however, the ability of the lender to have access to the collateral may be limited by bankruptcy and other insolvency laws. The value of the collateral may decline below the amount of the Corporate Loan subsequent to the Fund's investment in the loan. Under certain circumstances, the collateral may be released with the consent of the Agent Bank and Co-Lenders or pursuant to the terms of the underlying credit agreement with the Borrower. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and, possibly, its net asset value.

     In the case of highly leveraged loans, a Borrower generally is required to pledge collateral which may include (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks, copyrights and patent rights and (iv) security interests in securities of subsidiaries or affiliates. In the case of Corporate Loans to privately held companies, the companies' owners may provide additional credit support in the form of guarantees and/or pledges of other securities that they own. There may be temporary periods in the course of financing a Borrower's tender offer where the collateral for the loan consists of common stock having a value not less than 200% of the value of the loan on the date the loan is made. Under such circumstances, the Borrower generally proceeds with a subsequent transaction which will permit it to pledge assets of a company as collateral for the loan, although there can be no assurance that the Borrower will be able to effect such transaction.

     The rate of interest payable on floating or variable rate Corporate Loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the Prime Rate of a designated U.S. bank, the London InterBank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans is reset periodically, typically every 30 days to one year. Certain of the floating or variable rate Corporate Loans in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's portfolio may be invested in Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. However, the Fund will attempt to hedge all of its fixed rate Corporate Loans against fluctuations in interest rates by entering into interest rate swap transactions. The Fund also will attempt to maintain a portfolio of Corporate Loans that will have a dollar weighted average period to the next interest rate adjustment of no more than 90 days.

     The Fund may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment fees. When the Fund buys a Corporate Loan it may receive a facility fee and when it sells a Corporate Loan may pay a facility fee. In certain circumstances, the Fund may receive a prepayment fee on the prepayment of a Corporate Loan by a Borrower. In connection with the acquisition of Corporate Loans, the Fund may also acquire warrants and other equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of an interest in a Corporate Loan.

     The Fund will invest in a Corporate Loan only if, in the Investment Adviser's judgment, the Borrower can meet debt service on such loan. In addition, the Investment Adviser will consider other factors deemed by it to be appropriate to the analysis of the Borrower and the Corporate Loan. Such factors include financial ratios of the Borrower such as pre-tax interest coverage, leverage ratios, the ratio of cash flows to total debt and the ratio of tangible assets to debt. In its analysis of these factors, the Investment Adviser also will be influenced by the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets and the Investment Adviser's assessments of the general quality of the Borrower. The factors utilized have been reviewed and approved by the Fund's Board of Directors.

     The primary consideration in selecting such Corporate Loans for investment by the Fund is the creditworthiness of the Borrower. The Investment Adviser will perform its own independent credit analysis of the Borrower in addition to utilizing information prepared and supplied by the Agent Bank, Co-Lender or Participant (each defined below) from whom the Fund purchases its Participation Interest in a Corporate Loan. The Investment Adviser's analysis will continue on an ongoing basis for any Corporate Loans in which the Fund has invested. Although the Investment Adviser will use due care in making such analysis, there can be no assurance that such analysis will disclose factors which may impair the value of the Corporate Loan.

     Corporate Loans made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans in which the Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law.


     The Fund does not have a policy with regard to minimum ratings for Corporate Loans in which it may invest. Investments in Corporate Loans are based primarily on the Investment Adviser's independent credit analyses of a particular Borrower. Generally, the Corporate Loans in which the Fund invests are unrated at the time of purchase. Moreover, the Investment Adviser does not regard the ratings of other publicly held securities of a Borrower to be relevant to its investment considerations. See "Appendix--Ratings of Securities".


     A Borrower also must comply with various restrictive covenants contained in any Corporate Loan agreement between the Borrower and the lending syndicate (the "Corporate Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, the Corporate Loan Agreement may contain a covenant requiring the Borrower to prepay the Corporate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration; i.e., the Agent Bank has the right to call the outstanding Corporate Loan.

     It is expected that a majority of the Corporate Loans will have stated maturities ranging from three to ten years. However, such Corporate Loans usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loan from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy. Upon a prepayment, the Fund may receive both a prepayment fee from the prepaying Borrower and a facility fee on the purchase of a new Corporate Loan with the proceeds from the prepayment of the former. Such fees may mitigate any adverse impact on the yield on the Fund's portfolio which may arise as a result of prepayments and the reinvestment of such proceeds in Corporate Loans bearing lower interest rates.


     Loans to non-U.S. Borrowers or to U.S. Borrowers with significant non-U.S. dollar-denominated revenues may provide for conversion of all or part of the loan from a U.S. dollar-denominated obligation into a foreign currency obligation at the option of the Borrower. The Fund may invest in Corporate Loans which have been converted into non-U.S. dollar-denominated obligations only when the Corporate Loan facility provides for payments to the lenders in U.S. dollars pursuant to foreign currency swap arrangements. Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the "counterparty") of the right to receive the currency in which the loan is denominated for the right to receive U.S. dollars. The Fund will enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade; i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's, or determined to be of comparable quality in the judgment of the Investment Adviser. The amounts of U.S. dollar payments to be received by the lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Fund from fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the swap arrangements; however, the U.S. dollar value of the Fund's right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty. If the Borrower defaults on or prepays the underlying Corporate Loan, the Fund may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by the Fund's custodian.


DESCRIPTION OF PARTICIPATION INTERESTS

     A Corporate Loan in which the Fund may invest typically is originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the Loan on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell Corporate Loans to third parties called "Participants". The Fund may invest in a Corporate Loan either by participating as a Co-Lender at the time the loan is originated or by buying an interest in the Corporate Loan from a Co-Lender or a Participant. Co-Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to herein as "Intermediate Participants".

     The Fund may invest in a Corporate Loan at origination as a Co-Lender or by acquiring participations in, assignments of or novations of a Corporate Loan (collectively, "Participation Interests"). In a novation, the Fund would accept all of the rights of the Intermediate Participants in a Corporate Loan, including the right to receive payments of principal and interest and other amounts directly from the Borrower and to enforce its rights as a lender directly against the Borrower and would assume all of the obligations of the Intermediate Participants, including any obligations to make future advances to the Borrower. As a result, therefore, the Fund would have the status of a Co-Lender. As an alternative, the Fund may purchase an assignment of all or a portion of an Intermediate Participant's interest in a Corporate Loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the Borrower but would otherwise be entitled to all of such lender's rights in the Corporate Loan. The Fund also may purchase a participation in a portion of the rights of an Intermediate Participant in a Corporate Loan by means of a participation agreement with such Intermediate Participant. A participation in the rights of an Intermediate Participant is similar to an assignment in that the Intermediate Participant transfers to the Fund all or a portion of an interest in a Corporate Loan. Unlike an assignment, however, a participation does not establish any direct relationship between the Fund and the Borrower. In such a case, the Fund would be required to rely on the Intermediate Participant that sold the participation not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. The Fund will not act as an Agent Bank, guarantor, sole negotiator or sole structuror with respect to a Corporate Loan.


     Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant. The Fund will invest in Corporate Loans only if, at the time of investment, the outstanding debt obligations of the Agent Bank and Intermediate Participants are investment grade, i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's, or determined to be of comparable quality in the judgment of the Investment Adviser.



     Because the Fund will regard the issuer of a Corporate Loan as including the Borrower under a Corporate Loan Agreement, the Agent Bank and any Intermediate Participant, the Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership.

Moreover, the Federal laws generally separating commercial and investment banking are currently being studied by Congress.


     In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders which are parties to the Corporate Loan Agreement. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, the Fund will rely on the Agent Bank to use appropriate creditor remedies against the Borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent Bank for these services. Such compensation may include special fees paid on structuring and funding the Corporate Loan and other fees paid on a continuing basis.



     In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate Loan Agreement should remain available to holders of Corporate Loans. If, however, assets held by the Agent Bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Corporate Loan or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise, as described above.



     Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality, short-term, liquid instruments. The Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with such future advances if such commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements described under "Investment Objective and Policies".



ILLIQUID SECURITIES



     Certain Corporate Loans are, at present, not readily marketable and may be subject to restrictions on resale. Although the market for Corporate Loans has developed significantly during recent years, certain of the Corporate Loans in which the Fund invests do not have the liquidity of conventional debt securities traded in the secondary market and may be considered illiquid. The Fund has no limitation on the amount of its investments which are not readily marketable or are subject to restrictions on resale. Such investments, which may be considered illiquid, may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. To the extent that such investments are illiquid, the Fund may have difficulty disposing of portfolio securities in order to purchase shares of its Common Stock pursuant to tender offers, if any. The Board of Directors of the Fund will consider the liquidity of the Fund's portfolio securities in determining whether a tender offer should be made by the Fund. See "Net Asset Value" for information with respect to valuation of illiquid Corporate Loans.

OTHER INVESTMENT POLICIES

     The Fund has adopted certain other policies as set forth below:

     Leverage. The Fund is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings. Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. See "Special Leverage Considerations".

     Repurchase Agreements. The Fund may enter into repurchase agreements with respect to its permitted investments but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date usually is within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, the Investment Adviser must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchases may have declined, the Fund could experience a loss.

     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell interests in Corporate Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Corporate Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interest or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

INTEREST RATE HEDGING TRANSACTIONS

     The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates by entering into interest rate hedging transactions. While the Fund's use of hedging strategies is intended to further the Fund's investment objective, there can be no assurance that the Fund's interest rate hedging transactions will be effective.

     Certain Federal income tax requirements may limit the Fund's ability to engage in interest rate hedging transactions. Gains from transactions in interest rate hedges distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Taxes".

     The Fund expects to enter into interest rate hedging transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund also will attempt to enter into interest rate hedging transactions to hedge all of its fixed rate Corporate Loans against fluctuations in interest rates. The Fund may enter into interest rate hedges on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Typically, the parties with which the Fund will enter into interest rate hedging transactions will be broker-dealers and other financial institutions.

     The interest rate hedging transactions in which the Fund may engage include interest rate swaps involving the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds a Corporate Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the Corporate Loan due to rising interest rates, but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a Corporate Loan with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund may also engage in interest rate hedging transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     Inasmuch as these interest rate hedging transactions are entered into for good faith hedging purposes, the Investment Adviser believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate hedging transaction unless the Investment Adviser considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto to be investment grade. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Interest rate caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Investment Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

     The use of interest rate hedges is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

     There is no limit on the amount of interest rate hedging transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate hedges is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the Corporate Loan underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the

Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on Participation Interests and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

                        SPECIAL LEVERAGE CONSIDERATIONS

EFFECTS OF LEVERAGE

     The Fund may borrow money representing approximately 33 1/3%, or issue shares of preferred stock representing up to approximately 50%, of the Fund's total assets immediately after such borrowing or issuance. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. Borrowings by the Fund or the issuance of the preferred stock will result in leveraging of the Common Stock. The Fund currently anticipates that it may incur borrowings and issue such preferred shares for the purpose of acquiring additional income-producing investments when it believes that the interest or dividend payments and other costs with respect to such borrowings and preferred shares will be exceeded by the anticipated return on such investments. The amount of any such borrowing or issuance will depend on market or economic conditions existing at that time.

     Capital raised through leverage will be subject to interest costs or dividend payments which may or may not exceed the interest on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of Common Stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over the Fund's Common shares create an opportunity for greater income per Common share, but at the same time such borrowing or issuance is a speculative technique in that it will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings and preferred stock that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     The Fund also may borrow money to finance the purchase of shares pursuant to tender offers, if any, or for temporary, extraordinary or emergency purposes.

     The Fund has entered into an agreement with a financial institution providing for an unsecured revolving credit facility (the "Facility"), the proceeds of which may be used to finance, in part, the payment for Shares tendered in a tender offer by the Fund. The Facility provides for the borrowing by the Fund of up to $100,000,000 at a rate of interest equal to the sum of the federal funds rate (as published by the Federal Reserve Bank of New York) plus
(i) .50% for the first 45 days that such borrowing is outstanding, (ii) 1.0% for the next 15 days that such borrowing is outstanding and (iii) 1.5% for the next 30 days that such borrowing is outstanding. Interest on borrowings is computed on the basis of a year of 360 days for the actual number of days elapsed and is payable monthly in arrears. Each borrowing under the Facility is required to be repaid on the earlier of (i) 90 days after the date of such borrowing or (ii) the last business day prior to the expiration of the next tender offer by the Fund for its shares. As of the date of this Prospectus, the term of the Facility is scheduled to expire on March 9, 1997, unless terminated earlier as provided therein. Borrowings under the Facility, if any, may be repaid with the proceeds of portfolio investments sold by the Fund subsequent to the expiration date of a tender offer. The terms of the Facility may be modified by written agreement of the parties thereto. Pursuant to the terms of the Facility the Fund is required to maintain asset coverage of 400% of the outstanding principal balance of borrowings under the Facility and accrued interest. The Fund also may not during the term of the Facility issue any additional capital stock other than common stock or incur indebtedness except for indebtedness incurred under the Facility, in hedging transactions and for purchases of securities on short-term credit as may be necessary for the clearance of sales or purchases of portfolio securities. Additionally, during the term of the Facility, the Fund is restricted with respect to the payment of dividends. Pursuant to such agreement as long as no default has occurred and is continuing under the Facility the Fund may make its periodic dividend payments to shareholders in an amount not in excess of its net investment income for such period, and may distribute each year all of its income (including net capital gain) so that it will not be subject to tax under the Code. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS

     In the event of an increase in short-term rates or other changed market conditions to the point where the Fund's leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, the Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of Common Stock.

     Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal original purchase price per share plus any accrued and unpaid dividends). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. If, for example, the Fund sold shares of preferred stock representing 35% of the Fund's capital, the net asset value of the Fund's portfolio would be approximately 285% of the liquidation value of the Fund's preferred stock. In the event preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain coverage of any preferred stock of at least 200%.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and, prior to issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of Common Stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of the preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. The Fund may not:

          1.  Borrow money or issue senior securities, except as permitted by
     Section 18 of the 1940 Act.

          2. Make investments for the purpose of exercising control or management.

          3. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

          4. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          6. Make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing Corporate Loans, as a Co-Lender or otherwise, and other debt securities and entering into repurchase agreements in accordance with its investment objective, policies and limitations and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this Prospectus.

          7. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Fund may invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under "Investment Objective and Policies--Description of Participation Interests").

          8. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          9. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options.

     An additional investment restriction adopted by the Fund, which may be changed by the Board of Directors, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with hedging techniques involving interest rate transactions, foreign currency swap transactions relating to non-U.S. dollar-denominated loans and permitted borrowings by the Fund.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     Because of the affiliation of Merrill Lynch with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions".

     The Fund has established procedures for blocking the use of inside information in securities transactions (commonly referred to as "Chinese Wall procedures"). As a result, in relation to other funds managed by the same portfolio manager as the Fund (currently, Senior High Income Portfolio, Inc.), if one fund buys a security that is publicly traded or privately placed, respectively, the other fund may be deprived of the opportunity to buy a security of the same issuer that is privately placed or publicly traded, respectively.

                               PURCHASE OF SHARES

     Merrill Lynch Funds Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Investment Adviser, acts as the distributor of shares of Common Stock of the Fund. The Fund is engaged in a continuous offering of its shares of Common Stock through the Distributor and other securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch. The Fund may, from time to time, suspend the sale of its shares of Common Stock. During any continuous offering of the Fund's Common Stock, shares of the Fund may be purchased from the Distributor or selected dealers, including Merrill Lynch, or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 ($250 in the case of individual retirement accounts and other retirement plans except for 401(k) and 403(b) Plans maintained through Merrill Lynch, for which there is no minimum) and the minimum subsequent purchase is $50 ($1 in the case of individual retirement accounts and other retirement plans except that for 401(k) and 403(b) Plans maintained through Merrill Lynch there is no minimum).

     The Fund is offering its shares at a public offering price equal to the next determined net asset value per share without a front-end sales charge. The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distributor is required to advise the Fund promptly of all purchase orders and cause payments for shares of Common Stock to be delivered promptly to the Fund. Merrill Lynch charges its customers a processing fee (presently $4.85) to confirm a purchase of shares by such customers. Purchases directly through the Fund's Transfer Agent are not subject to the processing fee.

     Due to the administrative complexities associated with a continuous offering, administrative errors may result in the Distributor or an affiliate inadvertently acquiring nominal numbers (in no event in excess of 5% of the shares of Common Stock) of shares of Common Stock which it may wish to resell. Such shares of Common Stock will not be subject to any investment restriction and may be resold pursuant to this Prospectus.

     The Distributor compensates Merrill Lynch or other selected dealers at a rate of 3.0% of amounts purchased. If the shares remain outstanding after one year from the date of their original purchase, the Distributor will compensate Merrill Lynch or such dealers quarterly at an annual rate equal to 0.25% of the value of Fund shares sold by Merrill Lynch or such dealers and remaining outstanding. These amounts do not represent an expense to the Fund and its shareholders since the foregoing payments made by the Distributor will be made from its own assets, which may include amounts received by the Distributor as early withdrawal charges. See "Early Withdrawal Charge". The compensation paid to selected dealers and the Distributor, including the compensation paid at the time of purchase, the quarterly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed the applicable limit (presently, 8%), as determined from time to time by the National Association of Securities Dealers, Inc. ("NASD"). For the years ended August 31, 1994, 1995 and 1996 the Distributor paid $10,310,601, $38,181,431 and $29,197,327, respectively, to Merrill Lynch in connection with the sale of shares of Common Stock of the Fund.

     Upon the transfer of shares out of a Merrill Lynch brokerage account, an investment account in the transferring shareholder's name may be opened at the Fund's transfer agent, dividend disbursing agent and shareholder servicing agent. Shareholders should be aware that it will not be possible to transfer their shares from Merrill Lynch to another brokerage firm or financial institution. Shareholders interested in transferring their brokerage accounts from Merrill Lynch and who do not wish to have an account maintained for such shares at the Fund's transfer agent must tender the shares for repurchase by the Fund as described under "Tender Offers" so that the cash proceeds can be transferred to the account at the new firm.

                                 TENDER OFFERS

     In recognition of the possibility that a secondary market for the Fund's shares will not exist, the Fund may take actions which will provide liquidity to shareholders. The Fund may from time to time make offers to purchase its shares of Common Stock from all beneficial holders of the Fund's Common Stock at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates ("Tender Offer"). Commencing with the second quarter of Fund operations, the Board of Directors has considered the making of Tender Offers on a quarterly basis, and the Board of Directors intends to continue this practice. There can be no assurance, however, that the Board of Directors will decide to undertake the making of a Tender Offer. Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of shares pursuant to any Tender Offers. See "Special Leverage Considerations" and "Investment Restrictions".

     The Fund expects that ordinarily there will be no secondary market for the Fund's Common Stock and that periodic tenders will be the only source of liquidity for Fund shareholders. Nevertheless, if a secondary market develops for the Common Stock of the Fund, the market price of the shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as it affects the yield on and net asset value of the Common Stock of the Fund. A Tender Offer for shares of Common Stock of the Fund at net asset value is expected to reduce any spread between net asset value and market price that may otherwise develop. However, there can be no assurance that such action would result in the Fund's Common Stock trading at a price which equals or approximates net asset value.

     Although the Board of Directors believes that the Tender Offers generally would be beneficial to holders of the Fund's Common Stock, the acquisition of shares of Common Stock by the Fund will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio (assuming such acquisition is not offset by the issuance of additional shares of Common Stock). Furthermore, to the extent the Fund borrows to finance the making of Tender Offers, interest on such borrowings reduce the Fund's net investment income.

     It is the Board's announced policy, which may be changed by the Board, not to purchase shares pursuant to a Tender Offer if (1) such purchases would impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in a manner which is orderly and consistent with the Fund's investment objective and policies in order to purchase Common Stock tendered pursuant to the Tender Offer; or (3) there is, in the Board's judgment, any (a) legal action or proceeding instituted or threatened challenging the Tender Offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Fund,
(c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (e) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares of Common Stock tendered pursuant to the Tender Offer were purchased. Thus, there can be no assurance that the Board will proceed with any Tender Offer. The Board of Directors may modify these conditions in light of circumstances existing at the time. If the Board of Directors determines to purchase the Fund's shares of Common Stock pursuant to a Tender Offer, such purchases could significantly reduce the asset coverage of any borrowing or outstanding senior securities. The Fund may not purchase shares of Common Stock to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all shares of Common Stock tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. See "Special Leverage Considerations". In addition, the amount of shares of Common Stock for which the Fund makes any particular Tender Offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Fund's portfolio.

     The Fund has obtained an exemption from the Securities and Exchange Commission relating to Tender Offers which includes representations by the Fund that no secondary market for shares of the Fund's Common Stock is expected to develop. The exemption is conditioned on the absence of a secondary market. In the event that circumstances arise under which the Fund does not conduct the Tender Offers regularly, the Board of Directors would consider alternative means of providing liquidity for holders of Common Stock. Such action would include an evaluation of any secondary market that then existed and a determination of whether such market provided liquidity for holders of Common Stock. If the Board of Directors determines that such market, if any, fails to provide liquidity for the holders of Common Stock, the Board expects that it will consider all then available alternatives to provide such liquidity. Among the alternatives which the Board of Directors may consider is the listing of the Fund's Common shares on a major domestic stock exchange or on the NASDAQ National Market System in order to provide such liquidity. The Board of Directors also may consider causing the Fund to repurchase its shares from time to time in open-market or private transactions when it can do so on terms that represent a favorable investment opportunity. In any event, the Board of Directors expects that it will cause the Fund to take whatever action it deems necessary or appropriate to provide liquidity for the holders of Common Stock in light of the facts and circumstances existing at such time.

     To consummate a Tender Offer in order to repurchase its shares of Common Stock, the Fund may be required to liquidate portfolio securities, and realize gains or losses, at a time when the Investment Adviser would otherwise consider it disadvantageous to do so. In such event gains may be realized on securities held for less than three months. In order to qualify as a regulated investment company under the Code, the Fund must limit such gains and, accordingly, the amount of gain that the Fund could realize in the ordinary course of its portfolio management from sales of other securities held for less than three months would be reduced. This may adversely affect the Fund's yield. See "Taxes".

     Each Tender Offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The offering documents will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Fund is a taxable event. See "Taxes". The Fund will pay all costs and expenses associated with the making of any Tender Offer. An Early Withdrawal Charge will be imposed on most shares accepted for tender which have been held for less than three years. See "Early Withdrawal Charge". In addition, Merrill Lynch charges its customers a processing fee (presently $4.85) to confirm a repurchase of shares from such customers pursuant to a Tender Offer. Tenders made directly through the Fund's Transfer Agent are not subject to the processing fee.


     Shareholders of the Fund have an investment option consisting of the right to reinvest the net proceeds from a sale of shares of the Fund's Common Stock (the "Original Shares") pursuant to a tender offer by the Fund in Class A initial sales charge shares of certain Merrill Lynch-sponsored open-end investment companies ("Eligible Class A Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, net proceeds from the sale of the Original Shares in the tender offer must be immediately reinvested in Eligible Class A Shares. Second, the investment option is available only with respect to the proceeds of shares of the Fund's Common Stock as to which no Early Withdrawal Charge is applicable. Before taking advantage of this investment option, shareholders of the Fund should obtain a currently effective prospectus of the mutual fund which they intend to purchase. To exercise this investment option, shareholders should consult their Merrill Lynch Financial Consultant.


                            EARLY WITHDRAWAL CHARGE

     An Early Withdrawal Charge to recover distribution expenses incurred by the Distributor will be charged against the shareholder's investment account and paid to the Distributor in connection with most shares of

Common Stock held for less than three years which are accepted by the Fund for repurchase pursuant to a Tender Offer in the manner described below. The Early Withdrawal Charge will be imposed on those shares of Common Stock accepted for tender based on an amount equal to the lesser of the then current net asset value of the shares of Common Stock or the cost of the shares of Common Stock being tendered. Accordingly, the Early Withdrawal Charge is not imposed on increases in the net asset value above the initial purchase price. In addition, the Early Withdrawal Charge is not imposed on shares derived from reinvestments of dividends or capital gains distributions. In determining whether an Early Withdrawal Charge is payable, it is assumed that the acceptance of an offer to repurchase pursuant to a Tender Offer would be made from the earliest purchase of shares of Common Stock. The Early Withdrawal Charge imposed will vary depending on the length of time the Common Stock has been owned since purchase (separate purchases shall not be aggregated for these purposes), as set forth in the following table:

                                                                              EARLY
                               YEAR OF REPURCHASE                           WITHDRAWAL
                                 AFTER PURCHASE                               CHARGE
        -----------------------------------------------------------------   ----------
        First............................................................      3.0%
        Second...........................................................      2.0%
        Third............................................................      1.0%
        Fourth and following.............................................      0.0%

     In determining whether an Early Withdrawal Charge is applicable to a tender of shares of Common Stock, the calculation will be determined in the manner that results in the lowest possible amount being charged. Therefore, it will be assumed that the tender is first of shares of Common Stock held for over three years and shares of Common Stock acquired pursuant to reinvestment of dividends or distributions and then of shares of Common Stock held longest during the three-year period. The Early Withdrawal Charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

Example:

     Assume an investor purchased 1,000 shares of Common Stock (at a cost of $10,000) and in the second year after purchase, the net asset value per share is $10.15 and, during such time, the investor has acquired 100 additional shares of Common Stock upon dividend reinvestment. If at such time the investor makes his first redemption of 500 shares of Common Stock (proceeds of $5,075), 100 shares will not be subject to the Early Withdrawal Charge because of dividend reinvestment. With respect to the remaining 400 shares of Common Stock, the Early Withdrawal Charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $0.15 per share. Therefore, $4,000 of the $5,075 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase).

     For the years ended August 31, 1994, 1995 and 1996 the amount paid to the Distributor in Early Withdrawal Charges aggregated $264,686, $859,056 and $3,171,259, respectively.


                             DIRECTORS AND OFFICERS


     The Directors and executive officers of the Fund, their ages and their principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each Director and executive officer is P.O. Box 9011, Princeton, New Jersey 08536-9011.

     ARTHUR ZEIKEL(64)--President and Director(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management,

L.P. ("FAM") (which term as used herein includes its corporate predecessors), since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; Director of the Distributor since 1977.

     RONALD W. FORBES(56)--Director(2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989, and Associate Professor prior thereto; Member, Task Force on Municipal Securities Markets, Twentieth Century Fund.

     CYNTHIA A. MONTGOMERY(44)--Director(2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.


     CHARLES C. REILLY(65)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.


     KEVIN A. RYAN(64)--Director(2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder, current Director and Professor of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

     RICHARD R. WEST(58)--Director(2)--Box 604, Genoa, NV 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's Inc. (real estate company).

     TERRY K. GLENN(56)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     N. JOHN HEWITT(61)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM since 1980 and Vice President from 1979 to 1980.

     R. DOUGLAS HENDERSON(38)--Vice President(1)(2)--Vice President of the Investment Adviser since 1989; Vice President, Leveraged Finance Department, Security Pacific Merchant Bank from 1987 to 1989; Vice President, Corporate Finance and Banking Department, Security Pacific Merchant Bank from 1983 to 1987.

     JOHN W. FRASER(35)--Vice President(1)(2)--Vice President of the Investment Adviser since 1991; Vice President, Corporate Bond Department, Continental Bank from 1988 to 1991; Analyst, Drexel Burnham Lambert Commercial Paper, Inc. from 1987 to 1988; Second Vice President, Chase Manhattan Bank from 1985 to 1987.

     DONALD C. BURKE(36)--Vice President(1)(2)--Vice President and Director of Taxation of FAM since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.

     GERALD M. RICHARD(47)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Vice President of the Distributor since 1981 and Treasurer since 1984; Senior Vice President and Treasurer of Princeton Services since 1993.

     PATRICK D. SWEENEY(42)--Secretary(1)(2)--Vice President of the Investment Adviser since 1990; Vice President and Associate Counsel of Security Pacific Merchant Bank from 1988 to 1990; Lawyer in private practice from 1981 to 1988.
------------

(1) Interested person, as defined in the 1940 Act, of the Fund.

(2) Such Director or officer is a director, officer or member of the advisory board of certain other investment companies for which the Investment Adviser or FAM acts as investment adviser.

COMPENSATION OF DIRECTORS


     Pursuant to the terms of its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML&Co. or its subsidiaries. The Fund pays each unaffiliated Director a fee of $4,000 per year plus $800 per meeting attended and pays all Directors' actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of its audit committee, which consists of all the Directors not affiliated with the Investment Adviser, an annual fee of $2,000; the chairman of the audit committee receives an additional fee of $1,000. Fees and expenses paid to the unaffiliated Directors aggregated $47,788 for the year ended August 31, 1996.


     The following table sets forth for the fiscal year ended August 31, 1996 compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1995 the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested Directors.

                                                                                          AGGREGATE
                                                                                        FROM FUND AND
                                                             PENSION OR RETIREMENT     MLAM/FAM ADVISED
                                             COMPENSATION   BENEFITS ACCRUED AS PART    FUNDS PAID TO
              NAME OF TRUSTEE                 FROM FUND         OF FUND EXPENSE          DIRECTORS(1)
-------------------------------------------  ------------   ------------------------   ----------------
Ronald W. Forbes(1)........................    $  9,200               None                 $147,100
Cynthia A. Montgomery(1)...................    $  9,200               None                 $147,100
Charles C. Reilly(1).......................    $  9,200               None                 $269,600
Kevin A. Ryan(1)...........................    $  9,200               None                 $147,100
Richard R. West(1).........................    $ 10,200               None                 $294,600

---------------

(1) The Directors serve on the board of MLAM/FAM Advised Funds as follows: Mr. Forbes (23 registered investment companies consisting of 36 portfolios); Ms. Montgomery (23 registered investment companies consisting of 36 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. Ryan (23 registered investment companies consisting of 36 portfolios); and Mr. West (41 registered investment companies consisting of 54 portfolios).

                              INVESTMENT ADVISORY
                        AND ADMINISTRATIVE ARRANGEMENTS


     Merrill Lynch Asset Management, L.P. (the "Investment Adviser"), which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser or FAM acts as the investment adviser for more than 130 registered investment companies. The Investment Adviser also offers investment advisory services to individuals and institutions. As of November 30, 1996, the Investment Adviser and FAM had a total of approximately $223.7 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML&Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


     The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser also will be responsible for the performance of certain management services for the Fund. The Portfolio Manager for the Fund is R. Douglas Henderson.

     For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.95 of 1% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock, if any). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Under the terms of an administration agreement with the Fund (the "Administration Agreement"), the Investment Adviser also performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including paying all compensation of and furnishing office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates.

     For the administrative services rendered to the Fund and the facilities furnished, the Fund pays the Investment Adviser a monthly fee at an annual rate of 0.25 of 1% of the Fund's average daily net assets determined in the same manner as the fee payable by the Fund under the Investment Advisory Agreement. The combined advisory and administration fees are greater than the advisory fees paid by most funds but are similar in amount to the fees paid by similar funds making similar investments.

     For the years ended August 31, 1994, 1995 and 1996, the fee paid by the Fund to the Investment Adviser pursuant to the Investment Advisory Agreement was $7,145,339, $13,654,371 and $25,872,222, respectively, and the fee paid by the
Fund pursuant to the Administration Agreement was $1,880,353, $3,593,255 and $6,808,480, respectively (based on average daily net assets of approximately $752.1 million, $1.4 billion and $2.7 billion, respectively).

     The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the Custodian and the Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent, expenses of registering the shares under Federal and state securities laws, fees and expenses with respect to the issuance of preferred shares or any borrowing, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the years ended August 31, 1994, 1995 and 1996, the reimbursement for such services aggregated $51,304, $197,653 and $401,728, respectively.

     Unless earlier terminated as described below, the Investment Advisory and Administration Agreements will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Securities held by the Fund, including Corporate Loans, may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliate act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

     Transfer Agency Services. Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of Merrill Lynch & Co., Inc., acts as the Fund's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and tender of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee of $14.00 per shareholder account, and the Transfer Agent is entitled to certain nominal miscellaneous charges and reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the year ended August 31, 1996, the Fund's payments to the Transfer Agent pursuant to the Transfer Agency Agreement, including reimbursement for out-of-pocket expenses, aggregated $1,697,281. At October 31, 1996, the Fund had 106,582 shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $1.5 million, plus out-of-pocket expenses.


                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable fee, commission or spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive fee or commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Fund will purchase Corporate Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In selecting such financial institutions, the Investment Adviser may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. See "Investment Objective and Policies-- Description of Participation Interests". While such financial institutions generally are not required to repurchase Participation Interests in Corporate Loans which they have sold, they may act as principal or on an agency basis in connection with the Fund's disposition of Corporate Loans.

     The Fund has no obligation to deal with any bank, broker or dealer in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provided supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

     Other securities in which the Fund may invest are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. See "Investment

Restrictions". An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

PORTFOLIO TURNOVER

     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) For the years ended August 31, 1995 and 1996, the Fund's portfolio turnover rate was 55.23% and 80.20%, respectively.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to continue to distribute all its net investment income. Dividends from such net investment income are declared daily and paid monthly to holders of Common Stock. Monthly distributions to holders of Common Stock consist of substantially all net investment income remaining after the payment of interest on any borrowing or dividends or interest on any senior securities from and after any borrowing or issuance of senior securities. For Federal income tax purposes, the Fund will be required to distribute substantially all of its net investment income for each calendar year. All net realized long- or short-term capital gains, if any, are distributed at least annually to holders of Common Stock. Shares of Common Stock accrue dividends as long as they are issued and outstanding. Shares of Common Stock are issued and outstanding from the settlement date of a purchase order to the settlement date of a tender offer. The Fund has entered into an agreement providing for an unsecured revolving credit facility (the "Facility") which contains restrictions on the payment of dividends by the Fund. For a description of such restrictions see "Special Leverage Considerations".

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (1) all accumulated preferred stock dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to original purchase price per share plus any accumulated and unpaid dividends thereon). This limitation, and the limitation contained in the preceding paragraph, on the Fund's ability to make distributions on its Common Stock could under certain circumstances impair the ability of the

Fund to maintain its qualification for taxation as a regulated investment company. See "Special Leverage Considerations" and "Taxes".

     See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of Common Stock may be automatically reinvested in shares of Common Stock of the Fund. Dividends and distributions will be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

                                     TAXES

GENERAL

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, in any taxable year in which it distributes at least 90% of its net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of its net investment income and net capital gains.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions, if any, from the excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in interest rate swaps ("capital gain dividends") are taxable as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Common Stock is held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of the taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

     The Internal Revenue Service has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during the year that was paid to such class. Consequently, if both Common Stock and preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends will be allocated between the holders of Common Stock and preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     If at any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Dividends and Distributions". This may prevent the Fund from distributing at least 90% of its net income, and may therefore jeopardize the Fund's qualification for taxation as a RIC or may subject the Fund to the 4% Federal excise tax described above. Upon any failure to meet the asset coverage requirement of the 1940 Act, the Fund may, in its sole discretion, redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

     As noted above, the Fund must distribute annually at least 90% of its net investment income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund has the authority to issue may raise a question as to whether distributions on such preferred stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. The Fund intends to rely on the advice of its counsel and may seek a private letter ruling from the Internal Revenue Service on the issues raised by issuance of these types of preferred stock. Moreover, the Fund intends to issue preferred stock that counsel advises or the Internal Revenue Service has ruled will not result in the payment of preferential dividends. If the Fund ultimately relies solely on a legal opinion in the event it issues such preferred stock, there is no assurance that the Internal Revenue Service would agree that dividends on the preferred stock are not preferential. If the Internal Revenue Service successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could be disqualified as a RIC.

     The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. Additionally, because the treatment of swaps under the RIC qualification rules is not clear, the Fund will limit its activity in this regard in order to maintain its qualification as a RIC.

     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. The Fund will monitor its dispositions of securities so as to comply with this requirement.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding tax.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Interest income from non-U.S. securities may be subject to withholding and other taxes imposed by the country in which the issuer is located. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

OFFERS TO PURCHASE SHARES

     Under current law, a holder of Common Stock who, pursuant to any Tender Offer, tenders all shares of Common Stock owned by such shareholder and who, after such Tender Offer, is not considered to own any shares under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets and will be long-term or short-term depending upon the shareholder's holding period for the shares. Different tax consequences may apply to tendering and nontendering holders of Common Stock in connection with a Tender Offer, and these consequences will be disclosed in the related offering documents. For example, if a tendering holder of Common Stock tenders less than all shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend, a return of capital or capital gain depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares. Also, there is a remote risk that non-tendering holders of Common Stock may be considered to have received a deemed distribution which may be a taxable dividend in whole or in part. Holders of Common Stock may wish to consult their tax advisers prior to tendering. If holders of Common Stock whose shares are acquired by the Fund in the open market sell less than all shares owned by or attributed to them, a risk exists that these shareholders will be subject to taxable dividend treatment and a remote risk exists that the remaining shareholders may be considered to have received a deemed distribution.
                         ------------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial, or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the payable date of such dividend or distribution. A shareholder may at any time, by request to his Merrill Lynch financial consultant or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No Early Withdrawal Charge will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable (or required to be withheld) on such dividends or distributions. See "Taxes".

                                NET ASSET VALUE

     The net asset value per share of Common Stock is determined Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of preferred stock is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists to a reliable degree in the opinion of the Investment Adviser and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by the Investment Adviser by calculating the mean of the last available bid and asked prices in the market for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value. In valuing a Corporate Loan at fair value, the Investment Adviser will consider, among other factors, (i) the creditworthiness of the Borrower and any Intermediate Participants, (ii) the current interest rate, period until next interest rate reset and maturity of the

Corporate Loan, (iii) recent prices in the market for similar Corporate Loans, if any, and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

     Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, such other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 1,000,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the designation and number of shares of any such class or series, and the nature, rates, amounts and times at which and the conditions under which dividends shall be payable on, and the voting, conversion, redemption and liquidation rights of, such class or series and any other preferences, rights, restrictions and qualifications applicable thereto. The Fund may reclassify an amount of unissued Common Stock as preferred stock and at that time offer shares of preferred stock representing up to approximately 35% of the Fund's capital immediately after the issuance of such preferred stock.

     Shares of Common Stock, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

     In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of Common Stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. During the term of the Facility, the Fund may not issue any additional capital stock other than common stock. See "Special Leverage Considerations".

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders of record.

     The following table sets forth the authorized shares of the Fund, the number of shares held by the Fund for its own account and the total number of shares outstanding as of October 31, 1996, exclusive of that held by the Fund.

                                                                                    AMOUNT
                                                                                OUTSTANDING AS
                                                                                OF OCTOBER 31,
                                                                                1996 (EXCLUSIVE
                                                                 AMOUNT HELD BY OF AMOUNT HELD
                                                     AMOUNT       FUND FOR OWN  BY FUND FOR OWN
                CLASS OF SHARES                    AUTHORIZED       ACCOUNT        ACCOUNT)
-----------------------------------------------------------------------------------------------
Common Stock....................................  1,000,000,000        --        287,792,737

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

     In February 1994, the shareholders of the Fund approved the change of the name of the Fund from "Merrill Lynch Prime Fund, Inc." to "Merrill Lynch Senior Floating Rate Fund, Inc.".

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director elected by all holders of capital stock or by the holders of preferred stock may be removed from office only for cause by vote of the holders of at least 66 2/3% of the shares of capital stock or preferred stock, as the case may be, of the Fund entitled to be voted on the matter.

     In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66% of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

           (i) a merger or consolidation or statutory share exchange of the Fund with other corporations;

           (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

          (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock, it is anticipated that the approval, adoption or authorization of the foregoing would also require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

     The Board of Directors has determined that the 66 2/3% voting requirements described in the foregoing paragraph and under "Certain Provisions of the Articles of Incorporation", which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation on file with the Securities and Exchange Commission for the full text of these provisions.

                                PERFORMANCE DATA

     From time to time the Fund may include its yield and/or total return for various specified time periods in advertisements or information furnished to present or prospective shareholders.

     The yield of the Fund refers to the income generated by an investment in the Fund over a stated period. Yield is calculated by annualizing the most recent monthly distribution and dividing the product by the average maximum offering price. For the year ended August 31, 1996, the Fund earned $0.664 per share income dividends, representing a net annualized yield of 6.59%, based on a month-end per share net asset value of $9.99.

     The Fund also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of the period. For the year ended August 31, 1996, the annual total return of the Fund was 6.53%, based on the change in per share net asset value from $10.02 to $9.99, and assuming reinvestment of $0.672 per share income dividends. For the period November 3, 1989 (commencement of operations) to August 31, 1996, the aggregate total return of the Fund was 60.36%, based on the change in per share net asset value from $10.00 to $9.99, and assuming reinvestment of $4.736 per share income dividends.

     The calculation of yield and total return does not reflect the imposition of any Early Withdrawal Charges or the amount of any shareholder's tax liability.

     Yield and total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's yield is expected to fluctuate, and its total return will vary depending on market conditions, the Corporate Loans and other securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

     On occasion, the Fund may compare its yield to (1) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (2) the Certificate of Deposit ("CD") rate, quoted daily in The Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million and more, (3) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (4) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (5) yield data published by Lipper Analytical Services, Inc., or (6) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Fund may compare the Prime Rate, the CD rate, the Donoghue's averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

                                   CUSTODIAN

     The Fund's securities and cash are held under a Custodial Agreement with The Bank of New York, 90 Washington Street, New York, New York 10286.

                   TRANSFER AGENT, DIVIDEND DISBURSING AGENT
              AND SHAREHOLDER SERVICING AGENT; SHAREHOLDER REPORTS

     The transfer agent, dividend disbursing agent and registrar for the shares of the Fund is Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, a wholly owned subsidiary of ML & Co.

     Shareholder Reports. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                            Merrill Lynch Financial Data Services, Inc.
                            P.O. Box 45289
                            Jacksonville, Florida 32232-5289

The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at (800) 637-3863.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Stock offered hereby are passed on for the Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the financial statements of the Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Senior Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 1996, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and financial intermediaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund, Inc. at August 31, 1996, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 18, 1996

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                  Face                                              Loan               Moody's    Stated         Value
Industries       Amount               Borrower                      Type               Rating    Maturity*     (Note 1b)

                         Senior Secured Floating Rate Loan Interests*
Advertising--  $17,500   Eller Industries, Inc.                     Term A              NR++      6/30/02     $   17,533
1.93%           14,327   Eller Industries, Inc.                     Term B              NR++     12/21/03         14,376
                12,500   Outdoor Systems, Inc.                      Term B              NR++     12/31/02         12,516
                 9,167   Outdoor Systems, Inc.                      Term C              NR++     12/31/03          9,178
                 3,333   Outdoor Systems, Inc.                      Term C              NR++     12/31/03          3,338

                         Total Advertising (Cost--$56,069)                                                        56,941

Aircraft &       5,000   Banner Industries, Inc.                    Term B              NR++      6/30/03          5,000
Parts--0.97%     4,612   Gulfstream Aerospace Corp.                 Term                NR++      3/31/97          4,615
                 9,260   Gulfstream Aerospace Corp.                 Term                NR++      3/31/98          9,263
                 4,041   Howmet Corp.                               Term B              Ba3      11/20/02          4,056
                 2,237   Howmet Corp.                               Term C              Ba3       5/20/03          2,246
                 3,500   Technetics                                 Term                NR++      6/20/02          3,504

                         Total Aircraft & Parts (Cost--$28,540)                                                   28,684

Amusement &     21,481   AMF Group, Inc.                            Axel A              Ba3       3/31/03         21,629
Recreational     8,473   AMF Group, Inc.                            Axel B              NR++      3/31/04          8,553
Services--       4,167   Amfac Parks, Inc.                          Term B              NR++      9/30/02          4,143
2.54%           10,000   Metro Goldwyn Mayer Co.                    Term                NR++      3/31/04          9,988
                 4,956   Orion Pictures Corp.                       Term                Ba2      12/31/00          4,912
                 6,500   Panavision Inc.                            Term B              NR++      3/31/04          6,492
                18,911   Six Flags Entertainment Corp.              Term B              Ba3       6/23/03         18,958

                         Total Amusement & Recreational Services (Cost--$74,176)                                  74,675

Apparel--0.33%   9,900   Humphreys Inc.                             Term B              NR++      1/15/03          9,800

                         Total Apparel (Cost--$9,800)                                                              9,800

Automobile      24,683   Collins & Aikman Corp.                     Term B              B1       12/31/02         24,667
Equipment--        420   Johnstown America Industrial Inc.          Revolving Credit    B1        3/31/02            401
1.61%            3,267   Johnstown America Industrial Inc.          Term A              B1        3/31/02          3,177
                19,667   Johnstown America Industrial Inc.          Term B              B1        3/31/03         19,323

                         Total Automobile Equipment (Cost--$47,755)                                               47,568

Broadcast--      4,600   Benedek Broadcasting Corp.                 Axel A              Ba3       5/01/01          4,640
Radio & TV--     4,500   Benedek Broadcasting Corp.                 Axel B              Ba3      11/01/02          4,539
1.93%            3,989   Chancellor Broadcasting Inc.               Term B              Ba2       9/01/03          4,009
                 4,837   Ellis Communications                       Term B              NR++      3/31/03          4,849
                16,770   Silver King Communications, Inc.           Term B              NR++      7/31/02         16,728
                12,000   Sinclair Broadcasting Group Inc.           Term B              NR++     11/30/03         12,075
                10,000   Sullivan Broadcasting                      Term B              NR++     12/31/03         10,025

                         Total Broadcast--Radio & TV (Cost--$56,450)                                              56,865

Building         4,506   Fenway Holdings, Inc.                      Term B              NR++      9/15/02          4,489
Materials--     23,094   MTF Acquisition                            Term B              NR++     12/31/02         23,152
2.57%           29,975   National Gypsum Co.                        Term B              NR++      9/20/03         30,087
                 8,000   RSI Home Products                          Term                NR++     11/30/99          7,970
                 9,917   Walter Industrials, Inc.                   Term B              NR++      2/22/03          9,929

                         Total Building Materials (Cost--$75,186)                                                 75,627

Cable TV         6,000   Cablevision of Ohio                        Term                NR++     12/31/05          5,996
Services--      24,375   Chelsea Communications                     Term B              NR++      9/30/04         24,322
6.79%           20,000   Classic Cable Inc.                         Term B              B1        6/30/05         19,900
                18,810   Coaxial Communications                     Term B              NR++     12/31/99         18,763
                 5,000   Frontier Vision                            Term B              NR++      6/30/05          4,981
                10,000   Intermedia Communications, Inc.            Term                Ba3        1/1/05         10,025

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  Face                                              Loan               Moody's    Stated         Value
Industries       Amount               Borrower                      Type               Rating    Maturity*     (Note 1b)

                         Senior Secured Floating Rate Loan Interests*
Cable TV       $ 3,937   Marcus Cable Operating Co.                 Revolving Credit    NR++      4/30/14     $    3,908
Services        33,937   Marcus Cable Operating Co.                 Term A              NR++     12/31/02         33,895
(concluded)     43,000   Marcus Cable Operating Co.                 Term B              NR++      4/30/04         43,242
                10,000   Triax Midwest                              Term B              NR++      6/30/05          9,950
                25,000   Viacom, Inc.                               Term                Ba2        7/1/02         24,992

                         Total Cable TV Services (Cost--$199,083)                                                199,974

Chemicals--      9,250   Cedar Chemical                             Term B              NR++     10/31/03          9,256
3.79%           26,662   Freedom Chemical Company                   Term B              Ba3       6/30/02         26,596
                 5,071   Harris Specialty Chemicals                 Revolving Credit    NR++     12/30/01          4,691
                   229   Harris Specialty Chemicals                 Term A              NR++     12/30/01            212
                   366   Harris Specialty Chemicals                 Term A              NR++     12/30/01            339
                 1,035   Harris Specialty Chemicals                 Term B              NR++     12/30/99            957
                 4,902   Harris Specialty Chemicals                 Term B              NR++     12/30/01          4,534
                 1,508   Huntsman Corp.                             Revolving Credit    NR++     12/31/02          1,498
                22,180   Huntsman Corp.                             Term                NR++     12/31/02         22,111
                 5,000   Hydrochem                                  Term B              NR++      7/01/02          4,941
                 2,908   Inspec Chemical Corp.                      Term B              NR++     12/02/00          2,918
                20,000   Sterling Chemicals, Inc.                   Term B              B3        9/30/04         20,000
                 7,000   Texas Petrochemicals                       Term B              Ba3       6/30/04          6,974
                 2,175   Thoro World Systems, Inc.                  Term A              NR++     12/31/00          2,012
                 4,849   Thoro World Systems, Inc.                  Term B              NR++     12/31/02          4,485

                         Total Chemicals (Cost--$112,516)                                                        111,524

Consumer         3,212   Playtex Family Products Inc.               Term A              Ba2       6/30/02          3,190
Products--      29,981   Playtex Family Products Inc.               Term B              Ba2       6/30/02         29,775
2.12%            7,246   RTI Funding Corp.                          Term B              NR++      2/07/03          7,255
                 7,246   RTI Funding Corp.                          Term C              NR++      2/07/04          7,255
                15,000   Revlon Consumer Products Corp.             Term                Ba3       9/30/00         15,009

                         Total Consumer Products (Cost--$62,268)                                                  62,484

Diversified      2,740   IMO Industries, Inc.                       Term A              Ba3       4/30/01          2,740
Manufacturing--  3,822   IMO Industries, Inc.                       Term B              Ba3       4/30/01          3,829
0.93%            8,437   InterMetro Industries                      Term B              NR++      6/30/03          8,453
                 6,562   InterMetro Industries                      Term C              NR++      6/30/04          6,581
                 5,940   Thermadyne Industries, Inc.                Revolving Credit    B2        6/30/01          5,920

                         Total Diversified Manufacturing (Cost--$27,465)                                          27,523

Drug/            6,526   Duane Reade Co.                            Term A              NR++      9/30/97          6,323
Proprietary     10,000   Duane Reade Co.                            Term B              NR++      9/30/99          9,688
Stores--         8,312   Smith's Food & Drug Centers, Inc.          Term B              Ba3      11/30/03          8,375
2.25%            8,312   Smith's Food & Drug Centers, Inc.          Term C              Ba3      11/30/04          8,380
                 8,312   Smith's Food & Drug Centers, Inc.          Term D              Ba3       8/31/05          8,385
                15,480   Thrifty Payless Holdings, Inc.             Revolving Credit    B1       12/31/02         15,228
                10,000   Thrifty Payless Holdings, Inc.             Term A              B1       12/31/02          9,922

                         Total Drug/Proprietary Stores (Cost--$66,439)                                            66,301

Electronics/    21,450   Berg Electronics Inc.                      Term                Ba3      12/31/02         21,423
Electrical       5,617   Communications & Power Industries Inc.     Term B              NR++      8/11/02          5,610
Components--     4,831   Details, Inc.                              Term A              NR++      1/31/01          4,831
3.84%            9,955   International Wire Corp.                   Term B              NR++      9/30/02          9,970
                 9,974   International Wire Corp.                   Term C              NR++      9/30/03         10,005
                16,344   Northrop Grumman Corp.                     Term II             NR++      3/01/02         16,318
                   565   Reliance Communications Technology         Revolving Credit    NR++      9/11/01            564
                 4,500   Reliance Communications Technology         Term A              NR++      9/11/01          4,494

SCHEDULE OF INVESTMENTS (continued))                                                                      (in Thousands)
                  Face                                              Loan               Moody's    Stated         Value
Industries       Amount               Borrower                      Type               Rating    Maturity*     (Note 1b)

                         Senior Secured Floating Rate Loan Interests*
Electronics/   $12,893   Reliance Communications Technology         Term B              NR++      3/11/04     $   12,905
Electrical      11,903   Reliance Communications Technology         Term C              NR++      3/11/03         11,914
Components       7,460   Tracor Inc.                                Term B              Ba3      10/31/00          7,483
(concluded)      7,461   Tracor Inc.                                Term C              Ba3       4/30/01          7,484

                         Total Electronics/Electrical Components (Cost--$112,613)                                113,001

Food &           7,481   American Italian Pasta                     Term C              NR++      2/28/04          7,416
Kindred          7,500   Amerifoods                                 Term B              NR++      6/30/01          5,625
Products--       7,500   Amerifoods                                 Term C              NR++      6/30/02          5,625
5.53%            3,990   Ameriking Inc.                             Term B              NR++      1/31/04          3,992
                 8,611   MAFCO Worldwide Corp.                      Term B              NR++      6/30/01          8,589
                 4,907   President Baking Co., Inc.                 Term B              NR++      9/30/00          4,895
                13,600   SC International Corp., Inc.               Caterair 'A'        B2        9/15/00         13,583
                 8,791   SC International Corp., Inc.               Caterair 'B'        B2        9/15/01          8,835
                14,356   SC International Corp., Inc.               SCI 'A'             B2        9/15/00         14,335
                 1,027   SC International Corp., Inc.               SCI 'A2'            B2        9/15/00          1,024
                10,962   SC International Corp., Inc.               SCI 'B'             B2        9/15/02         11,016
                 3,024   SC International Corp., Inc.               SCI 'C'             B2        9/15/03          3,040
                 2,000   Select Beverages Inc.                      Term B              NR++      6/30/01          2,000
                 2,970   Select Beverages Inc.                      Term C              NR++      6/30/01          2,977
                43,159   Specialty Foods Corp.                      Term B              B3        4/30/01         43,048
                 7,385   Van De Kamps Inc.                          Term B              Ba3       4/30/03          7,403
                 4,615   Van De Kamps Inc.                          Term C              Ba3       9/30/03          4,627
                 6,652   Volume Services                            Term B              NR++     12/31/02          6,636
                 3,326   Volume Services                            Term C              NR++     12/31/03          3,326
                 4,969   Windsor Quality Food                       Term B              NR++     12/31/02          4,944

                         Total Food & Kindred Products (Cost--$165,634)                                          162,936

Funeral Homes    7,980   Loewen Group Inc.                          Revolving Credit    Ba1       5/29/01          7,955
& Parlors--     15,000   Prime Succession International Group       Axel                NR++      7/25/01         15,187
0.79%

                         Total Funeral Homes & Parlors (Cost--$22,924)                                            23,142

Furniture &      4,945   Furniture Brands International             Term B              Ba3       3/29/03          4,966
Fixtures--      11,370   Knoll, Inc.                                Term B              B1        8/31/03         11,413
1.07%           15,000   Lifestyle Furnishings International        Term B              NR++      8/31/04         15,038

                         Total Furniture & Fixtures (Cost--$31,153)                                               31,417

General         11,719   Federated Department Stores Inc.           Revolving Credit    Ba1       3/31/00         11,528
Merchandise     26,677   Federated Department Stores Inc.           Term                Ba1       3/31/00         26,611
Stores--3.14%    2,614   Federated Department Stores Inc.           Term B              Ba1       3/31/00          2,607
                35,000   Kmart Corp.                                Term A              Ba1       6/17/99         35,011
                 4,485   Music Acquisition                          Term B              NR++      8/31/01          1,615
                 4,952   Music Acquisition                          Term C              NR++      8/31/02          1,783
                 1,902   Saks & Co.                                 Term A              NR++      6/30/98          1,897
                11,320   Saks & Co.                                 Term B              NR++      6/30/00         11,292

                         Total General Merchandise Stores (Cost--$97,699)                                         92,344

Grocery         10,400   Big V Supermarkets Inc.                    Term B              NR++      3/15/00         10,244
Stores--2.28%    4,863   Bruno's, Inc.                              Term B              B1        2/18/02          4,887
                 4,863   Bruno's, Inc.                              Term C              B1        2/18/03          4,887
                 4,294   Dominick's Finer Foods Inc.                Term B              Ba2       3/31/02          4,315
                 4,652   Dominick's Finer Foods Inc.                Term C              Ba2       3/31/03          4,675
                 4,652   Dominick's Finer Foods Inc.                Term D              Ba2       9/30/03          4,675
                 4,530   Pathmark Stores Inc.                       Term B              Ba3      10/31/99          4,532
                 3,700   Ralph's Grocery Company                    Revolving Credit    Ba3       6/15/01          3,628
                 3,316   Ralph's Grocery Company                    Term A              Ba3       6/15/01          3,318
                 4,860   Ralph's Grocery Company                    Term B              Ba3       6/15/02          4,884

SCHEDULE OF INVESTMENTS (continued))                                                                      (in Thousands)
                  Face                                              Loan               Moody's    Stated         Value
Industries       Amount               Borrower                      Type               Rating    Maturity*     (Note 1b)

                         Senior Secured Floating Rate Loan Interests*
Grocery        $ 4,859   Ralph's Grocery Company                    Term C              Ba3       6/15/03     $    4,879
Stores           4,859   Ralph's Grocery Company                    Term D              Ba3       2/15/04          4,909
(concluded)      4,197   Star Markets Co., Inc.                     Term B              Ba3      12/31/01          4,182
                 3,145   Star Markets Co., Inc.                     Term C              Ba3      12/31/02          3,133

                         Total Grocery Stores (Cost--$66,624)                                                     67,148

Health          16,336   Community Health Systems, Inc.             Term B              NR++     12/31/03         16,376
Services--      16,336   Community Health Systems, Inc.             Term C              NR++     12/31/04         16,376
3.50%           12,329   Community Health Systems, Inc.             Term D              NR++     12/31/05         12,360
                 3,273   Dade International, Inc.                   Term B              B1       12/31/02          3,293
                 3,273   Dade International, Inc.                   Term C              B1       12/31/03          3,297
                 3,455   Dade International, Inc.                   Term D              B1       12/31/04          3,487
                 4,909   Medical Specialties                        Term                NR++      6/30/01          4,894
                13,091   Medical Specialties                        Axel                NR++      6/30/01         13,050
                 6,491   Merit Behavioral Care Corp.                Term A              B2        4/06/02          6,465
                16,009   Merit Behavioral Care Corp.                Term B              B2       10/06/03         16,019
                 3,088   OrNda Healthcare Corp.                     Revolving Credit    NR++     10/30/01          3,086
                 4,534   OrNda Healthcare Corp.                     Term A              NR++     10/30/01          4,536

                         Total Health Services (Cost--$102,597)                                                  103,239

Leasing &       19,760   Prime Acquisition                          Term                B1       12/31/00         19,772
Rental
Services--
0.67%

                         Total Leasing & Rental Services (Cost--$19,675)                                          19,772

Manufacturing-- 10,492   Calmar Inc.                                Axel A              B1        9/15/03         10,433
1.12%            7,869   Calmar Inc.                                Axel B              B1        3/15/04          7,840
                14,700   Trans Technology Corp.                     Term B              NR++      6/30/02         14,663

                         Total Manufacturing (Cost--$32,838)                                                      32,936

Measuring,       9,331   CHF/Ebel USA Inc.                          Term B              NR++      9/30/01          9,184
Analyzing &     10,956   Graphic Controls Corp.                     Term B              B1        9/28/03         10,976
Controlling
Instruments--
0.68%

                         Total Measuring, Analyzing & Controlling Instruments (Cost--$20,088)                     20,160

Message          5,000   Dictaphone Co.                             Term B              B1        6/30/02          4,800
Communications--
0.16%

                         Total Message Communications (Cost--$4,967)                                               4,800

Metals &         5,000   Anker Coal                                 Term B              NR++      6/30/04          4,988
Mining--           220   UCAR International Inc.                    Revolving Credit    Ba3      12/31/01            220
0.61%            1,319   UCAR International Inc.                    Term A              Ba3      12/31/01          1,320
                11,571   UCAR International Inc.                    Term B              Ba3      12/31/03         11,586

                         Total Metals & Mining (Cost--$18,076)                                                    18,114

Packaging--      8,625   IPC, Inc.                                  Term                B1        9/30/01          8,636
1.64%            5,800   Mail-Well, Inc./Supremex                   Revolving Credit    Ba2       7/31/03          5,811
                 9,541   Mail-Well, Inc./Supremex                   Term B              Ba2       7/31/03          9,560
                 7,170   Silgan Corp.                               Revolving Credit    Ba3      12/31/00          7,166
                16,794   Silgan Corp.                               Term B              Ba3       3/15/02         16,999

                         Total Packaging (Cost--$47,744)                                                          48,172

Paper--         19,850   Crown Paper Co.                            Term B              Ba3       8/22/03         19,949
11.70%          21,919   Fort Howard Corp.                          Term A              Ba3       3/08/02         21,947
                16,760   Fort Howard Corp.                          Term B              Ba3      12/31/02         16,864
                   274   Jefferson Smurfit Company/Container
                         Corp. of America                           Revolving Credit    Ba3       4/30/01            270
                25,012   Jefferson Smurfit Company/Container
                         Corp. of America                           Term A              Ba3       4/30/01         24,942

SCHEDULE OF INVESTMENTS (continued))                                                                      (in Thousands)
                  Face                                              Loan               Moody's    Stated         Value
Industries       Amount               Borrower                      Type               Rating    Maturity*     (Note 1b)

                         Senior Secured Floating Rate Loan Interests*
Paper          $ 6,786   Jefferson Smurfit Company/Container
(concluded)              Corp. of America                           Term B              Ba3       4/30/01     $    6,829
                49,530   Jefferson Smurfit Company/Container
                         Corp. of America                           Term B              Ba3       4/30/02         49,839
                13,210   Jefferson Smurfit Company/Container
                         Corp. of America                           Term C              Ba2      10/31/02         13,292
                63,571   Riverwood International Corp.              Term B              Ba3       2/28/04         63,850
                24,429   Riverwood International Corp.              Term C              Ba3       8/28/04         24,535
                29,744   S.D. Warren Co.                            Term B              Ba2       6/30/02         29,847
                36,820   Stone Container Corp.                      Term B              Ba3       4/01/00         36,981
                25,372   Stone Container Corp.                      Term C              Ba3       4/01/00         25,499
                10,000   Stone Container Corp.                      Term D              Ba3      10/01/03         10,050

                         Total Paper (Cost--$340,762)                                                            344,694

Printing &       7,500   Advanstar Communications                   Term B              NR++     12/21/03          7,467
Publishing--    21,358   American Media                             Term B              Ba2       9/30/02         21,251
3.17%            9,312   Journal News Co.                           Term                NR++     12/31/01          9,289
                 7,000   Marvel Entertainment Group, Inc.           Term B              NR++      2/28/02          6,921
                 3,452   Print Tech International PLC               Term B              NR++     12/29/01          3,424
                10,000   Treasure Chest                             Term                NR++     12/31/02         10,025
                35,000   World Color Press, Inc.                    Term C              B1       12/29/02         34,891

                         Total Printing & Publishing (Cost--$93,381)                                              93,268

Rendering--      4,990   CBP Resources Inc.                         Term B              NR++      9/30/03          4,993
0.17%

                         Total Rendering (Cost--$4,954)                                                            4,993

Security         9,920   Borg Warner Corp.                          Term                B3       12/31/98          9,901
Systems
Services--
0.34%

                         Total Security Systems Services (Cost--$9,842)                                            9,901

Telephone        8,000   Arch Communications Group, Inc.            Term B              B1       12/31/03          8,027
Communica-      18,316   Comcast Corp.                              Term                Ba3       9/30/04         18,219
tions--3.14%       808   MobileMedia Corp.                          Revolving Credit    B1        6/30/02            801
                13,034   MobileMedia Corp.                          Term A              B1        6/30/02         13,052
                 1,667   MobileMedia Corp.                          Term B1             B1        6/30/02          1,672
                 9,667   MobileMedia Corp.                          Term B              B1        6/30/03          9,637
                 3,333   MobileMedia Corp.                          Term B2             B1        6/30/03          3,343
                12,712   Paging Network Inc.                        Revolving Credit    Ba2      12/31/04         12,688
                 4,964   Shared Technologies Cellular, Inc.         Term B              B1        3/31/03          4,946
                20,000   Western Wireless Corp.                     Term B              B1        3/31/05         20,144

                         Total Telephone Communications (Cost--$92,096)                                           92,529

Textiles/Mill   10,000   Polymer Group, Inc.                        Term A              Ba3       3/31/02          9,975
Products--
0.34%

                         Total Textiles/Mill Products (Cost--$9,966)                                               9,975

Transportation   7,546   Atlas Air, Inc.                            Revolving Credit    NR++      6/30/98          7,532
Services--      25,000   Continental Micronesia                     Axel                NR++      7/31/03         25,016
1.39%            8,373   Petro PSC Properties L.P.                  Term B              NR++      5/24/01          8,315

                         Total Transportation Services (Cost--$40,702)                                            40,863

Waste Manage-    5,000   American Disposal Services, Inc.           Term                NR++      6/30/03          4,969
ment--0.17%

                         Total Waste Management (Cost--$4,969)                                                     4,969

                         Total Senior Secured Floating Rate Loan Interests (Cost--$2,155,051)--73.21%          2,156,339

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)

                  Shares                                                                                          Value
Industries         Held                         Equity Investments                                              (Note 1b)
Broadcast/           1   Classic Cable, Inc. (Warrants) (a)                                                   $       --
Media--0.00%

Restaurants--       44   Flagstar Companies, Inc.                                                                     93
0.00%

                         Total Equity Investments (Cost--$0)--0.00%                                                   93

                         Total Long-Term Investments (Cost--$2,155,051)--73.21%                                2,156,432

                                                      Short-Term Investments

Commercial               American Express Credit Corp. ($40,000 par, maturing 10/11/1996, yielding 5.30%)         39,776
Paper**--25.60%          CIT Group Holdings Inc. ($25,000 par, maturing 9/10/1996, yielding 5.32%)                24,974
                         CIT Group Holdings Inc. ($32,000 par, maturing 9/23/1996, yielding 5.35%)                31,905
                         CIT Group Holdings Inc. ($30,000 par, maturing 10/04/1996, yielding 5.31%)               29,863
                         Ciesco L.P. ($30,000 par, maturing 9/06/1996, yielding 5.40%)                            29,987
                         Ciesco L.P. ($50,000 par, maturing 10/16/1996, yielding 5.28%)                           49,685
                         General Electric Capital Corp. ($62,560 par, maturing 9/03/1996, yielding 5.30%)         62,560
                         Goldman Sachs Group L.P. ($50,000 par, maturing 9/06/1996, yielding 5.42%)               49,977
                         Goldman Sachs Group L.P. ($50,000 par, maturing 9/20/1996, yielding 5.28%)               49,875

                         Goldman Sachs Group L.P. ($30,000 par, maturing 10/07/1996, yielding 5.30%)              29,850
                         Knight-Ridder Inc. ($48,500 par, maturing 9/23/1996, yielding 5.28%)                     48,358
                         Monsanto Co. ($10,000 par, maturing 9/06/1996, yielding 5.40%)                            9,995
                         National Fleet Fund, Inc. ($20,000 par, maturing 9/13/1996, yielding 5.35%)              19,970
                         National Fleet Fund, Inc. ($28,700 par, maturing 9/16/1996, yielding 5.40%)              28,644
                         National Fleet Fund, Inc. ($10,500 par, maturing 10/01/1996, yielding 5.33%)             10,456
                         National Fleet Fund, Inc. ($15,000 par, maturing 10/02/1996, yielding 5.29%)             14,936
                         Preferred Receivables Funding, Inc. ($50,225 par, maturing 9/04/1996, yielding
                         5.35%)                                                                                   50,218
                         Preferred Receivables Funding, Inc. ($34,825 par, maturing 9/09/1996, yielding
                         5.42%)                                                                                   34,794
                         Preferred Receivables Funding, Inc. ($30,000 par, maturing 9/10/1996, yielding
                         5.38%)                                                                                   29,969
                         Shell Oil Co. ($20,000 par, maturing 9/04/1996, yielding 5.36%)                          19,997
                         USAA Capital Corp. ($30,000 par, maturing 9/03/1996, yielding 5.40%)                     30,000
                         Xerox Corp. ($30,000 par, maturing 9/18/1996, yielding 5.35%)                            29,933
                         Xerox Credit Corp. ($28,600 par, maturing 10/11/1996, yielding 5.27%)                    28,441

                         Total Commercial Paper (Cost--$754,163)                                                 754,163

US Government            Federal Home Loan Mortgage Corp. ($23,000 par, maturing 9/26/1996, yielding 5.28%)       22,922
& Agency
Obligations**--
0.78%

                         Total US Government & Agency Obligations (Cost--$22,922)                                 22,922

                         Total Short-Term Investments (Cost--$777,085)--26.38%                                   777,085

                         Total Investments (Cost--$2,932,136)--99.59%                                          2,933,517
                         Other Assets Less Liabilities--0.41%                                                     12,010
                                                                                                              ----------
                         Net Assets--100.00%                                                                  $2,945,527
                                                                                                              ==========

(a)Warrants entitle the Fund to purchase a predetermined number of common stock. The purchase price and numbers of share are subject to adjustment under certain conditions until the expiration date.
 ++Not Rated.
   Ratings of issues shown have not been audited by Deloitte &
   Touche LLP.
  *The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at August 31, 1996.
 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

   See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1996
Assets:             Investments, at value (identified cost--$2,932,135,993) (Note 1b)                    $  2,933,517,310
                    Cash                                                                                        2,660,488
                    Receivables:
                      Interest                                                        $     17,464,064
                      Capital shares sold                                                    2,846,301
                      Commitment fees                                                          243,999         20,554,364
                                                                                      ----------------
                    Prepaid registration fees and other assets (Note 1f)                                        1,680,474
                                                                                                         ----------------
                    Total assets                                                                            2,958,412,636
                                                                                                         ----------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1g)                                    3,531,978
                      Investment adviser (Note 2)                                            2,500,916
                      Administrator (Note 2)                                                   658,136
                      Securities purchased                                                     210,453          6,901,483
                                                                                      ----------------
                    Deferred income (Note 1e)                                                                   2,944,484
                    Accrued expenses and other liabilities                                                      3,039,323
                                                                                                         ----------------
                    Total liabilities                                                                          12,885,290
                                                                                                         ----------------

Net Assets:         Net assets                                                                           $  2,945,527,346
                                                                                                         ================

Net Assets          Common Stock, par value $0.10 per share; 1,000,000,000
Consist of:         shares authorized                                                                    $     29,484,938
                    Paid-in capital in excess of par                                                        2,922,519,503
                    Accumulated realized capital losses on investments--net (Note 7)                           (7,858,412)
                    Unrealized appreciation on investments--net (Note 3)                                        1,381,317
                                                                                                         ----------------
                    Net Assets--Equivalent to $9.99 per share based on 294,849,377
                    shares of beneficial interest outstanding                                            $  2,945,527,346
                                                                                                         ================

Statement of Operations

                                                                                       For the Year Ended August 31, 1996
Investment Income   Interest and discount earned                                                         $    210,982,851
(Note 1e):          Facility and other fees                                                                     4,338,982
                    Dividends                                                                                         149
                                                                                                         ----------------
                    Total income                                                                              215,321,982
                                                                                                         ----------------

Expenses:           Investment advisory fees (Note 2)                                 $     25,872,222
                    Administrative fees (Note 2)                                             6,808,480
                    Transfer agent fees (Note 2)                                             1,697,281
                    Registration fees (Note 1f)                                                707,018
                    Accounting services (Note 2)                                               401,728
                    Professional fees                                                          368,275
                    Tender offer costs                                                         189,772
                    Custodian fees                                                             189,706
                    Printing and shareholder reports                                           173,171
                    Borrowing costs (Note 6)                                                   141,903
                    Directors' fees and expenses                                                47,788
                    Other                                                                       28,416
                                                                                      ----------------
                    Total expenses                                                                             36,625,760
                                                                                                         ----------------
                    Investment income--net                                                                    178,696,222
                                                                                                         ----------------

Realized &          Realized loss on investments--net                                                          (8,718,939)
Unrealized          Change in unrealized appreciation on investments--net                                       1,207,962
Gain (Loss) on                                                                                           ----------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                 $    171,185,245
(Notes 1c, 1e & 3):                                                                                      ================

                    See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                           1996                1995
Operations:         Investment income--net                                            $    178,696,222   $    107,081,243
                    Realized gain (loss) on investments--net                                (8,718,939)           901,282
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         1,207,962           (102,235)
                                                                                      ----------------   ----------------
                    Net increase in net assets resulting from operations                   171,185,245        107,880,290
                                                                                      ----------------   ----------------

Dividends to        Investment income--net                                                (178,696,222)      (107,081,243)
Shareholders                                                                          ----------------   ----------------
(Note 1g):          Net decrease in net assets resulting from dividends to
                    shareholders                                                          (178,696,222)      (107,081,243)
                                                                                      ----------------   ----------------

Capital Share       Net increase in net assets resulting from capital share
Transactions        transactions                                                           789,568,710      1,228,207,869
(Note 4):                                                                             ----------------   ----------------

Net Assets:         Total increase in net assets                                           782,057,733      1,229,006,916
                    Beginning of year                                                    2,163,469,613        934,462,697
                                                                                      ----------------   ----------------
                    End of year                                                       $  2,945,527,346   $  2,163,469,613
                                                                                      ================   ================

Statement of Cash Flows

                                                                                                       For the Year Ended
                                                                                                          August 31, 1996
Cash Provided by    Net increase in net assets resulting from operations                                 $    171,185,245
Operating           Adjustments to reconcile net increase (decrease) in net assets
Activities:         resulting from operations to net cash provided by operating activities:
                      Increase in receivables                                                                  (2,336,872)
                      Increase in other assets                                                                    (61,009)
                      Increase in other liabilities                                                             5,662,709
                      Realized and unrealized loss on investments--net                                          7,510,977
                      Amortization of discount                                                                (45,530,880)
                                                                                                         ----------------
                    Net cash provided by operating activities                                                 136,430,170
                                                                                                         ----------------

Cash Used for       Proceeds from principal payments and sales of loan interests                            1,502,664,427
Investing           Purchases of loan interests                                                            (2,009,125,818)
Activities:         Purchases of short-term investments                                                   (24,131,663,141)
                    Proceeds from sales and maturities of short-term investments                           23,873,927,588
                                                                                                         ----------------
                    Net cash used for investing activities                                                   (764,196,944)
                                                                                                         ----------------

Cash Provided by    Cash receipts on capital shares sold                                                      993,247,884
Financing           Cash payments on capital shares tendered                                                 (273,723,209)
Activities:         Dividends paid to shareholders                                                            (89,097,413)
                                                                                                         ----------------
                    Net cash provided by financing activities                                                 630,427,262
                                                                                                        ----------------

Cash:               Net increase in cash                                                                        2,660,488
                    Cash at beginning of year                                                                           0
                                                                                                         ----------------
                    Cash at end of year                                                                  $      2,660,488
                                                                                                         ================

Non-Cash            Capital shares issued in reinvestment of dividends paid to shareholders              $     90,287,773
Financing                                                                                                ================
Activities:

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights


The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                     For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995       1994      1993       1992
Per Share           Net asset value, beginning of year                $  10.02   $  10.02  $  10.02  $   9.99   $   9.99
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .66        .75       .59       .53        .64
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.03)        --++      --++     .03         --
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .63        .75       .59       .56        .64
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.66)      (.75)     (.59)     (.53)      (.64)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.99   $  10.02  $  10.02  $  10.02   $   9.99
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.53%      7.68%     5.94%     5.74%      6.58%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.34%      1.34%     1.43%     1.47%      1.39%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.34%      1.34%     1.43%     1.47%      1.41%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               6.54%      7.45%     5.75%     5.27%      6.58%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in millions)             $  2,946   $  2,163  $    934  $    713   $    834
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  80.20%     55.23%    61.31%    90.36%     46.48%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of
                    sales loads. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at August 31, 1996 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Until June 17, 1996, Loan Interests were valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. As of June 17, 1996, pursuant to the approval of the Board of Directors, the Loan Interests are valued at the average of the mean between the bid and asked quotes received from one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory and Administrative Services
Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.


NOTES TO FINANCIAL STATEMENTS (concluded)


For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed the lesser of (a) 2.0% of the Fund's average daily net assets or (b) 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc., MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996 were $2,009,336,271 and $1,502,664,427, respectively.

Net realized and unrealized gains (losses) as of August 31, 1996 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments          $   (8,715,722) $    1,381,317
Short-term investments                 (3,217)             --
                               --------------  --------------
Total                          $   (8,718,939) $    1,381,317
                               ==============  ==============

As of August 31, 1996, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $1,227,650, of which $14,145,679 is related to appreciated securities and $12,918,029 is related to depreciated securities. The aggregate cost of investments at August 31, 1996 for Federal income tax purposes was $2,932,289,660.

4. Capital Share Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                  Dollar
August 31, 1996                       Shares        Amount

Shares sold                        97,262,448  $  973,004,146
Shares issued to share-
holders in reinvestment
of dividends                        9,032,914      90,287,773
                               --------------  --------------
Total issued                      106,295,362   1,063,291,919
Shares tendered                   (27,418,447)   (273,723,209)
                               --------------  --------------
Net increase                       78,876,915  $  789,568,710
                               ==============  ==============


For the Year Ended                                  Dollar
August 31, 1995                       Shares        Amount

Shares sold                       129,276,626  $1,294,302,365
Shares issued to share-
holders in reinvestment
of dividends                        5,015,241      50,211,612
                               --------------  --------------
Total issued                      134,291,867   1,344,513,977
Shares tendered                   (11,618,992)   (116,306,108)
                               --------------  --------------
Net increase                      122,672,875  $1,228,207,869
                               ==============  ==============


5. Unfunded Loan Interests:
As of August 31, 1996, the Fund had unfunded loan commitments of $268,840,813 which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                       Unfunded
                                      Commitment
Borrower                            (in thousands)

Atlas Air, Inc.                        $17,453
Jefferson Smurfit Company/
  Container Corp. of America             2,784
Federated Department Stores Inc.        50,067
Fort Howard Corp.                        2,703
Gulfstream Aerospace Corp.              10,192
Huntsman Corp.                             572
IMO Industries, Inc.                     8,077
Johnstown America Industrial Inc.       .3,080
Loewen Group, Inc.                      14,520
Marcus Cable Operating Co.               8,438
MobileMedia Corp.                          874
OrNda Health Corp.                       2,139
Overhead Door Corp.                      5,114
Paging Network Inc.                     21,621
The Pullman Co., Inc.                    6,526
Ralph's Grocery Company                 12,550
Reliance Communications Technology       9,862
SC International Corp., Inc.            18,000
Silgan Corp.                             4,780
Stone Container Corp.                   30,000
Thermadyne Industries, Inc.             14,064
Thrifty Payless Holdings, Inc.          14,520
UCAR International Inc.                  6,906

6. Short-Term Borrowings:
On March 14, 1996, the Fund extended its loan commitment from a commercial bank. The commitment is for $100,000,000 bearing interest at the Federal Funds rate plus .50% on the outstanding balance.
The Fund had no borrowings under this commitment during the year ended August 31, 1996. For the year ended August 31, 1996, facility and commitment fees aggregated $141,903.


7. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $1,471,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Fund began a quarterly tender offer on September 17, 1996 which concludes on October 15, 1996.

                                                                        APPENDIX

                             RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
("MOODY'S") SECURITIES RATINGS

     Aaa -- Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes securities in this class.

     B -- Securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Securities which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Securities which are rated C are the lowest rated class of securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those securities in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, MIG 3/VMIG 3 and MIG 4/VMIG 4; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with ample margins of protection; MIG 3/VMIG 3 notes are of "favorable quality . . . but lacking the undeniable strength of the preceding grades"; MIG 4/VMIG 4 notes are of "adequate quality, carrying specific risk but having protection . . . and not distinctly or predominantly speculative".

                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
                               AUTHORIZATION FORM
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase ..... shares of Merrill Lynch Senior
Floating Rate Fund, Inc. and establish an Investment Account as described in the Prospectus.

   Basis for establishing an Investment Account:

   I enclose a check for $..... payable to Merrill Lynch Financial Data
Services, Inc., as an initial investment (minimum $1,000). (Subsequent investments $50 or more.) I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

(PLEASE PRINT)                                                       --------------------------------
Name.........................................................
          First Name          Initial          Last
  Name
                                                                     --------------------------------
Name of Co-Owner (if any)....................................                         Social Security No.
                            First Name   Initial   Last                         or Taxpayer Identification No.
                              Name
Address......................................................
 .............................................................        ..........................................................
                                                   (Zip Code)                                   Date

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security No. or Taxpayer Identification No. and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto. INSTRUCTION: You must strike out the language in (2) above if you have been notified that you are subject to backup withholding due to underreporting, and if you have not received a notice from the IRS that backup withholding has been terminated. The undersigned authorizes the furnishing of this certification to other Merrill Lynch-sponsored investment companies.

SIGNATURE OF OWNER ....................................  SIGNATURE OF CO-OWNER
(IF ANY)........................................................................
  In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTION

   Until you are notified by me, the following options with respect to dividends and distributions are elected.

                        Ordinary Income Dividends                            Long-Term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  [ ]     Reinvest                             SELECT  [ ]     Reinvest
                        ONE:   [ ]      Cash                                 ONE:   [ ]      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   [ ] Check
or  [ ] Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Senior Floating Rate Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE):  [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ................................................... Account
Number..........................................................................

Bank Address....................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor..........................................................

Signature of Depositor ......................................................
Date............................................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
--------------------------------------------------------------------------------

3. FOR DEALER ONLY

                      Branch, Office Address, Stamp
----------
----------

--------
--------

--------
--------
----------
----------

This form when completed should be mailed to:

Merrill Lynch Senior Floating Rate Fund, Inc.
c/o Merrill Lynch Financial Data Services, Inc.
P.O. Box 45289
Jacksonville, Florida 32232-5289.

We guarantee the Shareholder's Signature.

 ......................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

----------                 --------------
                                                   ...................
----------                 --------------
Branch-Code                   F/C No.              F/C Last Name
----------             -----------------
----------             -----------------
Dealer's Customer F/C No.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                           -------------------------

                               TABLE OF CONTENTS


                                      PAGE
                                      ----
Prospectus Summary.................      2
Fee Table..........................     10
Financial Highlights...............     11
The Fund...........................     12
Investment Objective and
  Policies.........................     12
Special Leverage Considerations....     23
Investment Restrictions............     25
Purchase of Shares.................     26
Tender Offers......................     27
Early Withdrawal Charge............     29
Directors and Officers.............     30
Investment Advisory and
  Administrative Arrangements......     33
Portfolio Transactions.............     35
Dividends and Distributions........     36
Taxes..............................     37
Automatic Dividend Reinvestment
  Plan.............................     40
Net Asset Value....................     40
Description of Capital Stock.......     41
Performance Data...................     42
Custodian..........................     43
Transfer Agent, Dividend Disbursing
  Agent and Shareholder Servicing
  Agent; Shareholder Reports.......     44
Legal Opinions.....................     44
Independent Auditors...............     44
Independent Auditors' Report.......     45
Financial Statements...............     46
Appendix -- Ratings of
  Securities.......................     58
Authorization Form.................     59
                          Code #10938-1296


          YZa

          MERRILL LYNCH
          SENIOR FLOATING
          RATE FUND, INC.

                                                                            LOGO

                                           PROSPECTUS


                                           December 20, 1996


                                           Distributor:
                                           Merrill Lynch
                                           Funds Distributor, Inc.
                                           This prospectus should be
                                           retained for future reference.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL


        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.


DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                    OR IMAGE IN TEXT
----------------------                              -------------------
Compass plate, circular                             Back cover of Prospectus
graph paper and Merrill Lynch
logo including stylized market
bull.